As filed with the Securities and Exchange Commission February 27, 2004

1933 Act Registration No. 333-83871

1940 Act Registration No. 811-09495

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933 …………………………………………...X

Pre-Effective Amendment No.  ……………………………………………..…

Post-Effective Amendment No. 4 ……………………………………………X

and/or

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY OF 1940………………………………….X

Amendment No. 7 …………………………………………………………….X

THE LEGACY FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

61 Broadway

New York, New York

10006-2802

(Address of Principal Executive Offices)

 (Zip Code)

Registrant’s Telephone Number, including Area Code (212) 269-7862

Robert E. Belknap

Ingalls & Snyder LLC

61 Broadway

New York, New York 10006

(Name and Address of Agent for Service)

with copies to:

Carol A. Gehl

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box)

/   /

immediately upon filing pursuant to paragraph (b)

/X/

on March 1, 2004 pursuant to paragraph (b)

/   /

60 days after filing pursuant to paragraph (a)(1)

/   /

on (date) pursuant to paragraph (a)(1)

/   /

75 days after filing pursuant to paragraph (a)(2)

/   /

on (date) pursuant to paragraph (a)(2) of rule 485.

[LOGO]

LEGACY GROWTH FUND

A diversified fund of growth-oriented equity securities

having the objective of long term growth of capital

PROSPECTUS

March 1, 2004

_________________

THE LEGACY FUNDS, INC.

61 Broadway

New York, NY 10006-2802

31st Floor

(800) 221-2598

Shares of the Legacy Growth Fund are sold through the Fund’s distributor, Ingalls & Snyder LLC.  The Fund is not available in all states; please call the Fund or your investment professional for details.  This prospectus does not constitute an offer to sell or the solicitation of an offer to sell securities in any jurisdiction where the offer or sale is not permitted.

This prospectus contains information you should know before investing, including information about risks.  Please read it before you invest and keep it for future reference.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Risk/Return Summary; Investments, Risks and Performance

Investment Objective

The objective of the Fund is to achieve long-term growth of capital for its shareholders.

Investment Process and Strategy

The Fund’s investment adviser, Ingalls & Snyder LLC, was founded in 1924.  The investment adviser regularly monitors the financial and investment outlook in the United States and abroad in an effort to anticipate and understand changing business, economic and political trends that may affect the Fund’s investments.

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and to a lesser extent other equity securities (such as preferred stock) of growth-oriented companies, i.e. companies whose growth, cash flow and earnings prospects are promising in the opinion of the Fund’s investment adviser.  The investment adviser performs comprehensive research designed to identify companies that offer attractive investment opportunities.  In particular, the Fund seeks companies having strong balance sheets, highly capable managements, unique aspects to their businesses (such as unique products, franchises or unique services), positive and growing cash flows, high returns on equity and superior rates of growth of earnings over an extended period.  The growth-oriented companies in which the Fund invests consist of primarily U.S. domestic companies with significant foreign sales or operations or significant overseas growth opportunities.  The investment adviser believes that investments in these types of companies permit the Fund to participate in both domestic and overseas growth opportunities without the additional risks of investing directly in foreign securities.  Many growth companies pay low or no dividends, and investors should not invest in the Fund for current income.

In evaluating investment opportunities, the investment adviser employs fundamental, qualitative, statistical and quantitative analysis of individual companies as well as research concerning industries and industry segments.  The investment adviser considers the following factors, among other things, in evaluating a company’s growth prospects:  the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in its market share.  In evaluating the quality of a company’s management, the investment adviser considers, among other things, the historical financial performance of the company as well as the management’s reputation in the relevant industry.  From time to time the investment adviser seeks to meet with the management of companies in which the Fund invests or may consider investing.  There is no guarantee, however, that the investment adviser will be able to meet with the management of these companies.

The majority of the holdings in the Fund will be in large capitalization common stocks (over $10 billion market capitalization).  The Fund also may invest in foreign securities and securities of medium and small sized companies.  Holdings of medium and small sized companies normally would not represent over fifteen percent of the net assets of the Fund at the time of purchase.  Holdings of foreign securities normally would not represent over twenty-five percent of the Fund’s net assets at the time of purchase.

Under normal market conditions, it is the Fund’s policy to invest substantially all of its assets in common stocks and to a lesser extent other equity securities.  However, if the Fund’s investment adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in short-term non-equity securities, such as investment grade corporate bonds, commercial paper and U.S. government securities.  These defensive actions would reduce the benefit from any upswing in the equity markets and, if the investment adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to achieving the Fund’s investment objective.

The Fund may employ leverage by borrowing money for the purpose of making additional investments.  The Fund may borrow from banks or other lenders and may enter into reverse repurchase agreements.  The Fund normally will limit borrowings for leverage purposes to a maximum of ten percent of the net assets of the Fund.  Money borrowed is subject to interest costs.

In the management of the Fund’s investments the investment adviser employs a long term, limited turnover investment approach.  The Fund seeks to achieve its long term growth objective primarily by purchasing and holding common stocks and to a lesser extent other equity securities over an extended period.  This limited turnover approach tends to reduce transaction costs and reduce the realization of short term capital gains which, when distributed to U.S. shareholders, would be taxable to them as ordinary income.  For the fiscal year ended October 31, 2003, the Fund’s portfolio turnover rate was 52% compared to 43% for the fiscal year ended October 31, 2002.

This investment approach, however, could result in the accumulation over time of a substantial amount of unrealized capital gains.  If the Fund sells an investment with substantial unrealized gains, those gains, when distributed to the shareholders of the Fund will be taxable to U.S. shareholders owning shares at that time, even though the shareholder may not have been a shareholder of the Fund during all or a portion of the period during which the unrealized gains were accumulated.

See “Additional Information about the Fund’s Investments” on page 7.

Principal Risks

All investments involve some level of risk.  Simply defined, risk is the possibility that you will lose money or not make money.  Loss of money is a risk of investing in the Fund.  The principal risk factors for the Fund are discussed below.  Before you invest, please make sure you understand the risks that apply to your investment.

Market and Investment Risks.  The principal risk of investing in the Fund is that common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time.  While common stocks have historically been a leading choice of long-term growth-oriented investors, stock prices may decline over short or even extended periods.  Therefore, the value of your investment in the Fund may go up and down and you could lose money.

Portfolio Strategy Risks.  The Fund’s investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the Fund’s assets.  If the investment adviser’s conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.  Certain investment strategies and techniques may be more effective in certain market environments than others.  The strategies and techniques used by the Fund could cause the Fund’s performance to differ from the market as a whole or other mutual funds.

Small Capitalization Stock Risk.  To the extent the Fund invests in securities of small sized companies, the Fund’s investments are subject to certain risks of small capitalization companies.  These risks include the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group or on a particular niche of the market. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of change in their earnings and prospects.

Medium Capitalization Stock Risk.  To the extent the Fund invests in securities of medium sized companies, the Fund’s investments are subject to certain risks of medium capitalization companies.  These risks include the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Risks Associated with Foreign Operations of Portfolio Companies and Foreign Companies.  To the extent the Fund invests in companies with significant foreign sales or operations, the Fund’s investments are subject to certain risks of foreign markets.  These risks include the risk of currency fluctuations, nationalization, expropriation, confiscatory taxation, political changes and diplomatic developments that could adversely affect the foreign operations of companies in which the Fund invests and the value of the Fund’s investments.

Risks of Leverage.  The Fund may employ leverage by borrowing money for the purpose of making additional investments.  This could have the effect of magnifying the Fund’s gains or losses and could result in increased volatility of the Fund’s share price.  In order to limit such risks, the Fund normally limits borrowings for leverage purposes to a maximum of ten percent of the net assets of the Fund.  Money borrowed is subject to interest costs.

Performance Summary

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year since the inception of the Fund and by showing how the Fund’s average annual returns for one year and for the life of the Fund compare to those of a broad-based securities market index and with an index of mutual funds with investment objectives similar to the Fund’s.  All returns assume reinvestment of dividends and the deduction of all fees and expenses.  How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.  The performance information shown below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Year-by-Year Total Returns (as of December 31 of each year)*

*

The Fund’s total return for the period November 1, 2003 through January 31, 2004 was 8.42%.

Best Quarter:

October 1, 2001 through December 31, 2001

20.30%

Worst Quarter:

October 1, 2000 through December 31, 2000

-21.44%

Average Annual Total Returns (years ended December 31, 2003)

	1 Year	Life of the Fund 1
Legacy Growth Fund
Return before taxes ……………………………………………………………..	24.23%	(9.40)%
Return after taxes on distributions 2 ……………………………………………	24.23%	(9.40)%
Return after taxes on distributions and sale of Fund shares 2 …………………..	15.75%	(7.81)%
S&P 500 Index 3 ……………………………………………………………………	28.68%	(4.17)%
Lipper Large Cap Growth Fund Index 4…………………………………………..	26.96%	(13.99)%

____________________________________________________

1

Since the inception of the Fund on February 15, 2000.

2

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to foreign investors who are subject to different taxation rules.

3

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, which is a commonly recognized unmanaged price index of 500 widely held common stocks.  Unlike the Fund’s returns, the S&P 500 index returns do not reflect any fees, expenses or taxes.

4

The Lipper Large Cap Growth Fund Index is a composite of the 30 largest “large cap growth” mutual funds, as categorized by Lipper Analytical Services, Inc. and does not reflect the effect of taxes.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

None†

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees

1.00%

Distribution and Service (12b-1) Fees

0.50%*

Other Expenses

5.29%

Total Annual Fund Operating Expenses

.

6.79%*

Less fee waiver and expense reimbursement

(5.09%)**

Net Expenses

1.70%

____________________________________________________

†

Currently there is a $25 wire redemption fee assessed by the Fund, which is subject to change.  There is no fee for redemptions if proceeds are sent by check.

*

Effective May 25, 2001, Ingalls & Snyder LLC, the distributor of shares of the Fund, agreed to waive its distribution (12b-1) fee.  This fee waiver may be terminated by Ingalls & Snyder at any time.  The waiver of the distribution fee will not have an immediate effect on the overall expense ratio of the Fund because of the obligation of Ingalls & Snyder under its Investment Advisory Agreement with the Fund to limit the Total Annual Fund Operating Expenses of the Fund on an annualized basis to no more than 1.70% of the Fund’s average net assets as described below.

**

Ingalls & Snyder has agreed to continue to waive its advisory fee or reimburse the Fund’s expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses on an annualized basis do not exceed 1.70% of the Fund’s average net assets and has agreed that the waiver will remain in effect until at least October 31, 2004.  This fee waiver may be terminated by Ingalls & Snyder at any time.

Example

The following example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes you invest $10,000 in the Fund for the time periods indicated (with all dividends and distributions being reinvested) and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$173	$1,551	$2,880	$5,999

____________________________________________________

*

This example is based on the Total Annual Operating Expenses of the Fund without giving effect to the expense limitation and fee waivers described above beyond October 31, 2004.  If effect of the expense limitation and fee waivers described above were reflected in the example for the entire ten-year period, the expenses paid for the one-, three-, five-, and ten- year periods would have been $173, $536, $923 and $2,009, respectively.  Because the Fund does not charge any fee upon redemptions, your costs would be the same if you did not redeem your shares.

Investment Adviser

Ingalls & Snyder LLC, 61 Broadway, New York, NY 10006-2802, serves as the investment adviser for the Fund and is responsible for managing the Fund’s investment portfolio.  As investment adviser, Ingalls & Snyder identifies companies for investment, determines when securities should be purchased or sold by the Fund and selects brokers or dealers, which may include Ingalls & Snyder, to execute transactions for the Fund’s portfolio.  For its services the investment adviser receives an annual fee equal to 1.00% of the Fund’s average net assets.  Ingalls & Snyder has agreed to continue to waive its advisory fee or reimburse the Fund’s expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses on an annualized basis do not exceed 1.70% of the Fund’s average net assets.  This waiver will remain in effect until October 31, 2004 unless Ingalls & Snyder notifies the Trustees of the Fund that it plans to discontinue the waiver.  The limitation resulted in a reimbursement by Ingalls & Snyder to the Fund in the most recent fiscal year that exceeded the amount of the investment advisory fee for the year.

Ingalls & Snyder was founded in 1924.  Registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, the firm provides investment services to clients of substance, including retirement plans, IRAs, corporations, individuals, trusts, estates, and charitable organizations located in the United States and abroad.  Ingalls & Snyder also is a registered broker-dealer and a member of the New York and American Stock Exchanges and the National Association of Securities Dealers.

Almost 6,000 client accounts, valued at approximately $3.5 billion, are entrusted to Ingalls & Snyder for investment management, research, or the execution of transactions. Ingalls & Snyder manages and advises investment portfolios with a total market value of $2 billion.  Managing directors and associates of Ingalls & Snyder act as investment advisers to a number of pension plans and philanthropic and educational endowments.  Ingalls & Snyder is wholly owned by its directors, who are actively involved in all phases of the firm’s operations.

Portfolio Manager

The Portfolio Manager of the Fund is Robert E. Belknap, a Managing Director of Ingalls & Snyder LLC.  As Portfolio Manager, Mr. Belknap has primary responsibility for managing the Fund’s investment portfolio.

Mr. Belknap has over thirty-five years experience as an investment adviser to individuals, charitable organizations, corporations, trusts and retirement accounts in the United States and abroad.  At the date of this prospectus, he manages discretionary portfolios using techniques substantially the same as those used by the Fund with aggregate assets in excess of $135 million.  Mr. Belknap graduated from the University of Virginia in 1961, served as a line officer in the U.S. Navy and specialized in finance and investments at the New York University Graduate School of Business.  He is a Senior Security Analyst of the New York Society of Security Analysts, a North American Member of the International Society of Financial Analysts, and a Fellow Member of the Financial Analysts Federation and of the Association of Investment Management and Research.  Prior to joining Ingalls & Snyder as a Principal in 1993, Mr. Belknap was a Senior Vice President of Seligman Securities, Inc. with responsibility for managing client investment portfolios and concurrently Principal of Robert E. Belknap & Co.

Advisory Board

The Advisory Board consists of persons who are, in the judgment of the investment adviser, knowledgeable about business, trade, political and economic matters.  The Portfolio Manager may consult with individual members of the Advisory Board from time to time concerning business, trade, political and economic matters in the United States or abroad.  Members of the Advisory Board do not possess any authority or responsibility with respect to the Fund’s investments.  The Portfolio Manager does not discuss specific investments with members of the Advisory Board, nor do members of the Advisory Board give investment advice to the Fund.  Members of the Advisory Board do not receive any compensation from the Fund for service in that capacity.  The members of the Advisory Board are listed below.

Thomas H. Belknap, Esq.[1] Partner Ropes & Gray Boston, MA	Mr. John G. Hunter Managing Director The Management Exchange Inc. New York, NY
Mr. David G. Booth Managing Director, Ret. Morgan Stanley Dean Witter, Inc. New York, NY	Mr. William J. Loschert Chairman, Ret. ACE UK Limited London, England
Mr. W. Neville Conyers Chairman Bermuda Aviation Services Hamilton, Bermuda	Mr. C. P. T. Vaughan-Johnson Deputy Chairman Duncan Lawrie Limited London, England
Mr. Marc Declerck Agent Delague Bank Delen Brussels, Belgium	Mr. John S. Wadsworth, Jr. Chairman of Morgan Stanley Dean Witter Asia Limited, Ret. San Francisco, CA
Mr. Christopher Finn[2] Managing Director-International The Carlyle Group Inc. London, England	Mr. Lewis M. Weston Retired Partner Goldman Sachs & Co. New York, NY
Mr. Timothy P. Finn[2] Managing Partner Stonegate Capital LLC New York, NY	Mr. Edward W. Wheeler Senior Vice President of The Buckingham Research Group Inc. New York, NY
Mr. David W. Fisher Managing Director, Ret. J.P. Morgan & Co. Falmouth, Maine	Mr. Robert D. White Chief Operating Officer Investor Select Advisors, Inc. New York, NY
Mr. Jolmer D. Gerritse Managing Director SNS Securities N.V. Amsterdam, The Netherlands	Roger T. Wickers, Esq. Senior Vice President and General Counsel, Ret. The Keystone Group Boston, MA
Mr. Henry K. Wingate Educational Consultant Sandisfield, MA

____________________________________________________

1

Thomas H. Belknap, Esq. is the brother of Robert E. Belknap, who is the President and Portfolio Manager of the Fund.

2

Christopher Finn and Timothy P. Finn are brothers.

Additional Information about the Fund’s Investments

This section contains more detailed information about the Fund’s investments and its investment process.

The Fund’s investment objective is to achieve long-term growth of capital for its shareholders.  This objective may be changed or modified in the future by action of the Fund’s Board.  Shareholder approval is not required to modify the investment objective; however, shareholders would receive advanced written notice of any such change.

Types of Investments.  The Fund seeks to invest primarily in a diversified portfolio of common stocks and to a lesser extent other equity securities of growth-oriented companies, i.e. companies whose growth, cash flow and earnings prospects are promising in the opinion of the Fund’s investment adviser.  Specifically, the Fund normally requires that such companies have a strong balance sheet, a highly capable management, a unique aspect to its business (such as unique products, franchises or unique services), a positive and growing cash flow, a high return on equity and a superior rate of growth of earnings over an extended period.  The growth-oriented companies in which the Fund invests consist primarily of U.S. domestic companies with significant foreign sales or operations or significant overseas growth opportunities.  The investment adviser believes that investments in these types of companies permit the Fund to participate in both domestic and overseas growth opportunities without the additional risks of investing directly in foreign securities.  Many growth companies pay low or no dividends, and investors should not invest in the Fund for current income.

In addition to common stocks, the equity securities in which the Fund may invest include preferred stocks, convertible securities (such as convertible debt securities or convertible preferred stock) that are convertible into common or preferred stock, and options or warrants to purchase common or preferred stock or similar securities or interests.  Under normal market conditions, it is the Fund’s policy to invest substantially all of its assets in common stocks and to a lesser extent other equity securities.  However, the Fund may invest in money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities or in anticipation of redemptions or payment of dividends or distributions or for the Fund’s other cash requirements.  Such money market investments include short-term obligations of the U.S. government, investment grade corporate bonds, commercial paper or money market mutual funds.  If the Fund’s investment adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and government securities.

Stock Selection Process.  The investment adviser identifies stocks for investment using its own research and analysis and the research and analysis of major U.S. investment and brokerage firms.  When analyzing a company’s outlook and prospects, the investment adviser employs fundamental, qualitative, statistical and quantitative analysis of individual companies as well as research concerning industries and industry segments and evaluates a company’s ability to generate sustained above-average growth for its business and earnings relative to other companies.  Fundamental analysis is a method of security valuation that involves examining a company’s financials and operations, especially sales, earnings growth, growth potential, assets, debt, management, products, and competition.  Qualitative analysis is a method of determining the value of an investment by examining its non-numeric characteristics, such as management, employee morale, customer loyalty, and brand value. Statistical analysis involves screening of securities databases for companies having desired financial and other characteristics.  Quantitative analysis is a method of determining the value of an investment by examining its numerical, measurable characteristics such as revenues, earnings, margins and market share.

The investment adviser considers the following factors, among other things, in evaluating a company’s growth prospects:  the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in its market share.  In evaluating the quality of a company’s management, the investment adviser considers, among other things, the historical financial performance of the company as well as the management’s reputation in the relevant industry.  From time to time the investment adviser seeks to meet with the management of companies in which the Fund invests or may consider investing.  There is no guarantee, however, that the investment adviser will be able to meet with the management of these companies.

Once the Fund identifies a company meeting its criteria, it seeks to acquire the company’s stock at reasonable prices.  In attempting to determine reasonable price levels, the investment adviser utilizes a variety of measurement methods, including a comparison of a company’s price-to-earnings ratio with its growth rate and an evaluation of its ratio of sales to market capitalization and evaluates the price of the stock relative to its future prospects.  The Fund may from time to time purchase stocks having minimal or no current earnings or with high price-to-earnings ratios relative to their growth rates.  The Fund normally seeks to reduce its exposure to risk by concentrating in larger companies (generally companies with a market capitalization in excess of $10 billion), but also may invest up to 15% of its assets at the time of purchase in medium and smaller sized companies which in the opinion of the adviser offer good prospects for future growth.

The Fund employs a long-term investment strategy under which stocks are normally held for extended periods of time.  However, if the price of a stock owned in the Fund moves up significantly, particularly if this movement occurs in a short period of time, the investment adviser may sell shares to reduce exposure to the stock.  Likewise if the price of a stock owned in the Fund moves down, the adviser may take advantage of the decline to purchase additional shares.  In addition, the Fund may sell a particular investment if it no longer meets the Fund’s investment criteria, if more attractive investment opportunities exist or, if necessary, to fund the Fund’s cash needs or dividends or distributions.

In selling securities, the investment adviser seeks to minimize adverse tax consequences to shareholders by minimizing the requirement for taxable distributions.  For example, when selling securities the investment adviser generally will select those shares purchased at the highest price in order to minimize or offset the realization of capital gains.  When this approach would produce short-term gains, however, the Fund may endeavor to convert those gains to long-term status by selling the highest cost shares having a long-term holding period.

Additional Risk Information

The principal risk of investing in the Fund is that common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time.  While common stocks have historically been a leading choice of long-term growth-oriented investors, stock prices may decline over short or even extended periods.  Therefore, the value of your investment in the Fund may go up and down and you could lose money.  In addition, the Fund’s investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the Fund’s assets.  If the investment adviser’s conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

If the adviser determines that the condition of the financial markets calls for a temporary defensive position, the Fund may invest a substantial portion (up to 100%) of its assets in short-term fixed income securities such as investment grade corporate bonds, commercial paper and U.S. government securities.  These defensive actions would reduce the benefit from any upswing in the equity markets and, if the investment adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to achieving the Fund’s investment objective.

To the extent that the Fund invests in foreign companies or companies with substantial foreign sales or operations, its investments may involve political, economic or currency risks not ordinarily associated with U.S. securities or the securities of companies with purely domestic operations.  Foreign securities may experience greater and more rapid change in value than investments in U.S. securities.  Foreign securities may be more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies.  Issuers of foreign securities generally are not subject to the same degree of regulation as are U.S. issuers.  The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.  Some foreign countries have or may experience in the future economic and political problems.  Certain countries may impose limitations on the ability of foreigners to invest in or withdraw assets from their securities markets, and additional political, economic or financial restrictions may be imposed under emergency conditions.

To the extent the Fund invests in foreign securities that are denominated in foreign currencies, the Fund also may be subject to currency risk.  This is the risk of losses that could result from a decline in the value of foreign currencies relative to the U.S. dollar, which would reduce the value of the Fund’s portfolio securities denominated in those currencies.  In addition, nationalization, expropriation or confiscatory taxation, or political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign company or the foreign operations of companies in which the Fund invests.  In the event of nationalization, expropriation, or other confiscation of the Fund’s investment, the Fund could lose its entire investment.

The Fund may employ leverage by borrowing money for the purpose of making additional investments.  This could have the effect of magnifying the Fund’s gains or losses or could result in increased volatility of the Fund’s share price.  In order to limit such risks, the Fund normally limits borrowings for leverage purposes to a maximum of ten percent of the total assets of the Fund.  Money borrowed is subject to interest costs.

Share Price — Net Asset Value

The price of the Fund’s shares is their net asset value per share.  The Fund’s net asset value per share is determined by computing the total value of the Fund’s securities, cash and other assets, subtracting all of its expenses and liabilities, and then dividing by the total number of shares of the Fund outstanding.  The Fund’s net asset value is calculated every day the New York Stock Exchange (“NYSE”) is open as of the time of the closing of the NYSE, which normally is 4:00 PM Eastern time.  Shares will not be priced on days the New York Stock Exchange is closed.  The Fund’s securities are valued at their market value, which usually means the last quoted sale price on the security’s principal exchange during normal trading hours on that day.  With respect to securities traded on the NASDAQ National Market System, such securities are valued using the Nasdaq Official Closing Price.  If market quotations are not readily available, securities will be priced at their fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees.  The Fund may use independent pricing services to assist in calculating the Fund’s net asset value.

The Fund may invest up to 25% of its net assets in foreign securities (measured at the time of purchase), which securities may be traded primarily on foreign securities exchanges.  Foreign securities exchanges may close before the Fund determines its net asset value.  In addition, foreign securities may not trade on days on which the NYSE is open and may trade on days when the NYSE is closed.  Consequently, the calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund.  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in the Fund’s net asset value unless the investment adviser, under the supervision of the Fund’s Board of Trustees, determines that the particular event would materially affect net asset value.  As a result, the Fund’s net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

Purchasing Shares

You may purchase shares of the Fund without any sales charge through Ingalls & Snyder LLC, the Fund’s principal underwriter and distributor, by submitting a completed application along with payment of the purchase price by check or wire.  Please note that purchase instructions, mailing addresses and telephone numbers are set forth in the Account Instructions chart included on page 13 of this Prospectus as well as in the Fund’s Shareholder Application.  Please call Ingalls & Snyder at 800-221-2598 with any questions.

Shares of the Fund also may be purchased through an investment adviser, financial planner, broker, dealer or other investment professional or through a fund supermarket, retirement plan or other intermediary.  These parties may charge transaction fees and may set different minimum investments or limitations on buying, selling or redeeming shares.  The intermediaries are responsible for transmitting purchase orders and funds and for crediting their customers’ accounts following redemptions made in accordance with their customer agreements and the Fund’s Prospectus.  Other persons may receive compensation for the marketing and shareholder servicing activities in the form of 12b-1 fees payable by the Fund under its Distribution Plan adopted under Rule 12b-1 under the 1940 Act.

Minimum Investments.  The minimum initial investment is $5,000, and additional investments must total at least $1,000.  The minimum initial investment for qualified retirement accounts is $1,000 ($500 for Coverdell Education Savings Accounts), and there is no minimum for subsequent investments.  The Fund may change or waive its policies concerning minimum investment amounts at any time.

Purchase Price.  You may purchase shares of the Fund at the Fund’s net asset value per share.  Your order will be priced at the net asset value per share next calculated after receipt of your completed purchase order.  Orders are complete when a purchase order accompanied by payment is received and, in the case of new accounts, is accompanied by a completed and signed Shareholder Application.  The Fund will not accept payment in cash, including cashier’s checks or money orders, unless the cashier’s checks or money orders are in excess of $10,000.  Payment may be made by check, however, to prevent fraud, the Fund will not accept third party checks.  If you make a purchase with a check that does not clear, the purchase will be cancelled, and you will be responsible for any losses or fees incurred in that transaction.

General Policies.  Shares of the Fund may not be available in all states.  Please ask your investment professional or a Fund representative if shares are available in your state.  If a check or draft submitted for the purchase of shares is returned unpaid to the Fund, the Fund may impose a $25 charge for each returned item.  The Fund reserves the right to reject any purchase order or to suspend the offering of its shares.

IMPORTANT INFORMATION ABOUT IDENTIFICATION PROCEDURES FOR OPENING A NEW ACCOUNT.  The Fund has established an Anti-Money Laundering Compliance Program designed to help the Federal government fight the funding of terrorism and money laundering activities as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act).  In order to ensure compliance with this law, the Fund is required to obtain the following information for all registered owners and authorized individuals:

•

full name

•

date of birth

•

social security number

•

permanent street address (P.O. Box is not acceptable).

The Fund may also ask to see your driver’s license or other identifying documents.  Corporate accounts will require additional documentation.  Account applications that are incomplete or that contain essential identifying information which cannot be verified will not be accepted.  If you require assistance when completing your application, please contact Ingalls & Snyder at 800-221-2598.

Redeeming Shares

How To Redeem.  You may redeem your shares of the Fund on any business day that the Fund calculates its net asset value per share.  Redemption requests should be made through Ingalls & Snyder by telephone by calling 800-221-2598 or by mail.  Redemptions also may be requested through an investment adviser, financial planner, broker, dealer or other investment professional or through a fund supermarket, retirement plan or other intermediary.  These parties may charge transaction fees and may set different limitations on selling or redeeming shares.  Redemption requests in excess of $50,000 and redemption requests for IRA accounts must be made in writing and may require a signature guarantee.  (See “Signature Guarantees” below.)

Your shares will be redeemed at the net asset value per share next calculated after your redemption request is received by Ingalls & Snyder.  See “Account Instructions” below for instructions for submitting redemption requests in good order.  If your redemption request is in good order, the Fund will normally send you your redemption proceeds no later than seven calendar days after receipt of the redemption request.  The Fund can send payments by wire to any bank previously designated by you in the Shareholder Application or in writing to the Fund.  A $25 fee is charged for each wire redemption.

If you purchase shares by check and request a redemption of those shares soon after the purchase, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 10 days).  If you make a purchase with a check that does not clear, the purchase will be cancelled and you will be responsible for any losses or fees incurred in that transaction.

Checks will be made payable to you and will be sent to your address of record.  If the proceeds of the redemption are requested to be sent to an address other than the address of record or if the address of record has been changed within 30 days prior to the redemption request, the request must be in writing with your signature(s) guaranteed.  The Fund is not responsible for interest on redemption amounts due to lost or misdirected mail.

Signature Guarantees.  Signature guarantees are needed for:

*

Redemption requests over $50,000

*

Redemption requests to be sent to an address other than the address of record

*

Any redemption request if the address of record has been changed within 30 days prior to receipt of the redemption request

*

Obtaining or changing telephone redemption privileges.

Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  Ingalls & Snyder may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians.

General Policies.  If the amount you are redeeming is large enough to affect the Fund’s operations or if the redemption would otherwise disrupt the Fund, the Fund reserves the right to make a “redemption in kind.”  The Fund may redeem shares in kind if the amount represents more than the lesser of $250,000 or 1% of the Fund’s net assets.  When the Fund makes a redemption in kind it pays the seller in portfolio securities rather than in cash.  In addition, if your account balance falls below $1,000, the Fund may request that you increase your balance.  If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds.

Market Timing Policy.  The Fund discourages short-term and excess trading practices, such as market timing.  Excess purchases, redemptions or exchanges of Fund shares may disrupt the Fund’s investment strategies, increase brokerage, administrative and other expenses and adversely affect Fund performance.  If the Fund identifies an account that may be engaged in such activity, the Fund reserves the right to restrict or reject any purchase order for that account or other accounts under common ownership or control.  Although the Fund discourages short-term and excess trading practices, there can be no assurance that these practices will be completely eliminated.

Purchasing Through Retirement Plans

You may purchase shares of the Fund through a number of different tax-deferred retirement or education plans or accounts, such as individual retirement accounts (“IRAs”), established by you or your employer.  These plans and accounts generally allow you to invest for retirement (or for a beneficiary’s education) and shelter your investment income from current taxes.  The following is a brief description of some of these vehicles.  You should consult with your tax adviser to determine eligibility requirements, federal (and state) tax consequences, and which if any options are best suited to your needs.  Special applications generally are required for these plans and accounts, and you should contact Ingalls & Snyder for more information.

Traditional IRA.  Amounts contributed to a traditional IRA may be tax deductible at the time of contribution depending on your income and whether you (and your spouse) are an active participant in an employer-sponsored retirement plan.  If you are not eligible for deductible contributions, you may still make non-deductible IRA contributions.  Contributions to an IRA are subject to certain dollar limits.  Amounts contributed to the IRA are permitted to grow tax-free until they are distributed.

Roth IRA.  Amounts contributed to a Roth IRA are not tax deductible at the time of contribution.  Investment earnings are permitted to grow tax-free until distributed and then are not subject to tax if you have held the Roth IRA for the minimum required period of time (generally for 5 years and until you attain age 59½).  Eligibility to contribute to a Roth IRA is subject to certain income limits, and contributions are subject to certain dollar limits.

Rollover IRA.  Certain distributions from employer sponsored retirement plans may be rolled over into a rollover IRA.  You can continue to defer federal income taxes on your rollover contributions and on any investment earnings on your contributions until distributed from the IRA.

Coverdell Education Savings Accounts.  These accounts allow you to make annual non-deductible contributions on behalf of an eligible beneficiary.  Investment earnings in these accounts are permitted to grow tax-free until distributed and then are not subject to tax if used to pay for qualified education expenses.

Simplified Employee Pension Plan (SEP).  A SEP allows an employer to establish IRA accounts for its employees and make tax-deductible contributions thereto.  Contributions to the SEP are subject to certain dollar and percentage-of-compensation limits.  Contributions and investment earnings in a SEP are generally not taxable to the employee until distributed.

SIMPLE IRA.  SIMPLE IRAs may be established by small employers (those having no more than 100 employees) or by self-employed individuals.  Contributions to a SIMPLE IRA may be made as a reduction to the employee’s regular compensation or as employer contributions, subject to certain dollar and percentage-of-compensation limits.  Generally, employer contributions must be made on behalf of all employees of the employer.  Contributions and investment earnings in a SIMPLE IRA are generally not taxable to the employee until distributed.

403(b) Plans.   These plans may be established by schools, hospitals, and certain other tax-exempt organizations or associations for their employees.  Contributions are made as a reduction to the employee’s regular compensation, and are subject to certain dollar and percentage-of-compensation limits.  The employer may also make employer contributions to the employees’ accounts.  Such contributions and investment earnings under a 403(b) plan generally are not taxable to the employee until distributed.

401(k) Plans and other Qualified Pension or Profit-Sharing Plans.  Self-employed individuals (including sole proprietorships and partnerships) and corporations may establish 401(k) plans and certain other qualified retirement plans, such as profit-sharing plans and money purchase pension plans, for the benefit of their employees.  In 401(k) plans, contributions are made by the employee as a reduction to the employee’s regular compensation, subject to certain dollar and percentage-of-compensation limits.  The employer may make employer matching and other contributions to the employees’ accounts.  Such contributions and investment earnings under a 401(k) plan generally are not taxable to the employee until distributed.

ACCOUNT INSTRUCTIONS

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT	TO REDEEM SHARES
Regular Account Minimum: $5,000 Retirement Account Minimum: $1,000 ($500 for Coverdell Education Savings Accounts)	Regular Account Minimum: $1,000 Retirement Account Minimum: None	All requests to redeem shares from IRA accounts must be in writing
In Writing Complete the application. Make your check* payable to: “Legacy Growth Fund”	In Writing Send a letter of instruction that includes: - your name(s) and signature(s) - your account number - the Fund name - the dollar amount you want to buy.

In Writing

Send a letter of instruction that includes:

- your name(s) and signature(s)

- your account number

- the Fund name

- the dollar amount or number of shares you want to redeem

- a signature guarantee, if applicable.

Mail your application and check to: Ingalls & Snyder LLC. 61 Broadway New York, NY 10006-2802 Attn: Legacy Growth Fund	Mail your letter, along with your check made payable to “Legacy Growth Fund” to: Ingalls & Snyder LLC 61 Broadway New York, NY 10006-2802 Attn: Legacy Growth Fund

Proceeds will be sent to the address of record unless specified in the letter and accompanied by a signature guarantee.

Mail your letter to:

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006-2802

Attn:  Legacy Growth Fund

By Wire To obtain instructions for wire purchases, please call Ingalls & Snyder LLC at 800-221-2598.	By Wire To obtain instructions for wire purchases, please call Ingalls & Snyder LLC at 800-221-2598.	By Wire Be sure the Fund has your bank account information on file. Proceeds will be wired to your bank. There is a $25 wire fee charged for this service.

By Telephone

For accounts redeeming shares (other than IRA accounts), please call Ingalls & Snyder at 800-221-2598 and select how you would like to receive the proceeds:

-Mail check to address of record

-Wire funds to a designated institution ($25 wire fee)

-Mail check to a previously designated alternative address.

Redemption requests in excess of $50,000 must be made in writing.

* All checks should be in U.S. dollars and drawn on U.S. banks. If your check is returned for any reason, you may be charged for any resulting fees or losses. Third party checks will not be accepted.

Marketing, Distribution, Administration and Custody

Shares of the Fund are offered through Ingalls & Snyder LLC, the Fund’s principal underwriter and distributor.  The shares are offered and sold without any sales charges imposed by the Fund or its distributor.  Investment professionals who offer the Fund’s shares generally are paid separately by their individual clients.  If you invest through a third party, the fees may be different than those described in this Prospectus.  For example, third parties may charge transaction fees or set different minimum investment amounts.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.  Under this plan, the Fund may reimburse the distributor or others for amounts spent, or to compensate the distributor or others for their activities, in connection with the sale and distribution of its shares or for shareholder servicing activities.  Distribution activities include the preparation, printing and mailing of prospectuses, shareholder reports and sales material for marketing purposes, marketing activities, advertising and payments to brokers or others who sell shares of the Fund.  Shareholder servicing activities include ongoing maintenance and service of shareholder accounts for the Fund, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers.  The Fund will pay for these services a distribution fee computed at an annual rate of 0.50% of the average net assets of the Fund.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Effective May 25, 2001, Ingalls & Snyder LLC agreed to waive its distribution (12b-1) fee.  This fee waiver may be terminated by Ingalls & Snyder at any time.

U.S. Bancorp Fund Services, LLC serves as the administrator, transfer agent, and dividend disbursing agent for the Fund.  The Fund may also compensate other parties who provide transfer agency services in addition to those provided by U.S. Bancorp Fund Services, LLC. U.S. Bank, N.A. serves as the custodian for the Fund.

Distributions and Taxation

The Fund will distribute substantially all of the net investment income (generally, income from dividends and interest, less expenses) and net capital gains that it has realized on the sale of securities.  These income and gains distributions, if any, will generally be paid once each year, on or before December 31.  Distributions will automatically be reinvested in additional shares of the Fund unless you elect to have the distributions paid to you in cash.  There are no sales charges or transaction fees for reinvested dividends, and all shares will be purchased at the Fund’s net asset value per share.

The following discussion of selected federal income tax considerations that may affect the Fund and its shareholders is based upon the Internal Revenue Code of 1986, as amended, Treasury regulations, court decisions and Internal Revenue Service rulings now in effect, all of which are subject to change.  It does not purport to deal with all aspects of U.S. federal income taxation that may be relevant to the Fund and its shareholders and does not discuss the tax consequences that may be relevant to shareholders subject to special rules, such as certain financial institutions, insurance companies, and dealers in securities.  Because everyone’s tax situation is unique, please be sure to consult your tax professional regarding federal, state, local and foreign tax consequences.

Federal Income Tax Considerations Applicable to U.S. Investors.  Distributions made by the Fund are taxable to U.S. shareholders whether received in cash or additional shares.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to U.S. shareholders as ordinary income whether reinvested or received in cash, unless such dividends are “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains as described below or unless a U.S. shareholder is exempt from taxation or entitled to a tax deferral.  “Qualified dividend income” received by noncorporate shareholders generally is taxed at the same rate as long-term capital gains.  Currently, this maximum rate is set at 15%.  The portion of dividends that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate U.S. shareholders of the Fund.  If the Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for the lower rates on qualified dividends.  Qualified dividend income generally includes dividends from domestic and some foreign corporations.  Certain holding requirements must be satisfied to obtain qualified dividend income treatment.

Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  The capital gain holding period (and applicable tax rate) is determined by the length of time the Fund has held the security and not the length of time the shareholder has held shares of the Fund.

Any investments in foreign securities may be subject to foreign withholding or other taxes.  In that case, the Fund’s yield on those securities would be decreased.  Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.  In addition, any investments in foreign securities may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders that are tax-exempt entities generally will not be subject to tax on distributions by the Fund.  In addition, if you hold your shares through tax-advantaged retirement accounts you generally will not be subject to taxation until distributions are made to you from your account.  You should consult your retirement plan documents or tax adviser for more information concerning your tax considerations.  The Fund expects that its distributions will consist primarily of long-term capital gains.  The tax status of distributions made to you, whether ordinary income or long-term capital gain, will be detailed in your annual tax statement from the Fund.  If the Fund sells an investment with substantial unrealized gains, those gains will be taxable to you if you own shares at the time the Fund distributes such gains, even though you may not have been a shareholder of the Fund during all or a portion of the period during which the unrealized gains were accumulated.

Redemptions, sales and exchanges of Fund shares are taxable events.  Any gain or loss realized upon a sale or redemption of Fund shares (other than by a shareholder who is tax-exempt or who holds his shares through a tax-advantaged retirement account) will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss.  However, any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to U.S. shareholders to the extent of any long-term capital gains distributed to such shareholders by the Fund on those shares.

All or a portion of any loss realized upon the redemption of Fund shares by U.S. shareholders will be disallowed to the extent that such shareholders purchase other shares in the Fund (through reinvestment of dividends and capital gain distributions or otherwise) within 30 days before or after said share redemption.  Any loss disallowed under these rules will be added to the tax basis of the new shares purchased.

Subject to limited exceptions, any distributions paid by the Fund attributable to dividends received by the Fund from domestic corporations generally will qualify for the 70% dividends-received deduction available to U.S. corporate shareholders of the Fund.  The Fund will send to shareholders a statement each year reporting the amount designated by the Fund as eligible for such treatment.  Such dividends (including the deducted portion) must be included in any alternative minimum taxable income calculation.

Dividends and capital gain distributions from the Fund or gains from the sale or exchange of Fund shares may be subject to state or local taxes.  A back-up withholding tax may be withheld from your taxable distributions and redemption proceeds if (i) you do not provide a correct taxpayer identification number (“TIN”), (ii) you fail to certify that your TIN is correct or to provide other required certifications or (iii) the IRS instructs the Fund to do so.  The Fund will make annual reports to the Internal Revenue Service and the Fund’s shareholders regarding the amounts of distributions.

Federal Income Tax Considerations Applicable to Foreign Investors.  For purposes of this discussion, a “Non-U.S. Investor” is an investor who is not a United States Person where the term “United States Person” means (i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof (other than a partnership that is not treated as a United States person under any applicable United States Treasury regulations), (iii) an estate, the income of which is subject to federal income taxation regardless of its source, or (iv) a trust whose administration is subject to the primary supervision of a United States court and one or more United States persons have the authority to control all substantial decisions of the trust, subject to limited exceptions.

Non-U.S. Investors may be subject to U.S. withholding tax on dividends received from the Fund at the rate of 30% unless the dividends are effectively connected with the conduct of a trade or business within the United States by the Non-U.S. Investor, in which case these amounts will be subject to U.S. federal income tax on a net income basis at rates that apply to United States Persons generally.  Applicable income tax treaties may provide for a lower rate of withholding.  Capital gain distributions will not be subject to U.S. withholding tax.  A Non-U.S. Investor generally will not be subject to U.S. federal income tax on capital gain distributions or gain recognized on the sale or exchange of Fund shares unless the distributions or gain is effectively connected with the conduct of a trade or business within the United States or, in the case of a Non-U.S. Investor who is a nonresident alien individual and holds the Fund shares as a capital asset, such investor is present in the United States for 183 or more days in the taxable year of the distribution or sale or exchange and either has a “tax home” (as defined for U.S. federal income tax purposes) in the United States or an office or other fixed place of business in the United States to which its investment activities or the sale or exchange is attributable.

The Fund will make annual reports to the Internal Revenue Service and the Fund’s shareholders regarding the amount of distributions.  A U.S. backup withholding tax of 28% will not generally apply to dividends distributed to Non-U.S. Investors outside the United States that are subject to the 30% withholding discussed above or that are not subject to withholding because a tax treaty applies that reduces or eliminates such 30% withholding.  Information reporting and backup withholding may apply to capital gain distributions and gross redemption proceeds unless certification of foreign residency requirements are met.  In addition, information reporting and backup withholding requirements may apply to gross proceeds paid to a Non-U.S. Investor upon the sale or exchange of Fund shares by or through a U.S. or foreign office of a U.S. or foreign broker, unless certain documentary evidence or certification requirements are met or the investor otherwise establishes an exemption.

Inquiries

Please contact the Fund’s investment adviser, Ingalls & Snyder LLC, regarding monthly portfolio updates and new prospectus/shareholder report information as soon as it is available.  You may wish to check with Ingalls & Snyder for the latest information regarding The Legacy Funds.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the life of the Fund since the Fund’s inception on February 15, 2000.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been derived from the financial statements of the Fund.  The financial statements for the fiscal years ended October 31, 2002 and October 31, 2003 were audited by Ernst & Young LLP, whose report, together with the Fund’s financial statements, is included in the Annual Report, which is available upon request.  The financial statements for prior years were audited by Arthur Andersen LLP.

FINANCIAL HIGHLIGHTS

	Legacy Growth Fund
	For the Year ended October 31, 2003	For the Year ended October 31, 2002	For the Year ended October 31, 2001	February 15, 2000* through October 31, 2000
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD	$5.67	$6.24	$10.03	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss 3	(0.01)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.75	(0.55)	(3.77)	0.07
Total gain (loss) from investment operations	0.74	(0.57)	(3.79)	0.03
Less Distributions
Dividends (from net investment income)	---	---	---	---
Distributions (from capital gains)	---	---	---	---
Total Distributions	---	---	---	---
NET ASSET VALUE, END OF PERIOD	$6.41	$5.67	$6.24	$10.03
TOTAL RETURN 1	13.05%	(9.13%)	(37.79%)	0.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$4,479,950	$3,964,182	$3,735,015	$4,816,948
Ratio of net expenses to average net assets:
Before expense reimbursement 2	6.79%	6.52%	5.67%	5.70%
After expense reimbursement 2	1.70%	1.70%	1.70%	1.70%
Ratio of net investment loss to average net assets:
Before expense reimbursement 2	(5.25%)	(5.16%)	(4.80%)	(4.90%)
After expense reimbursement 2	(0.16%)	(0.34%)	(0.83%)	(0.90%)
Portfolio turnover rate 1	51.77%	43.24%	42.81%	21.00%

*

Commencement of operations.

1

Not annualized for periods less than one year.

2

Annualized for periods less than one year.

3

Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

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LEGACY GROWTH FUND
61 Broadway
New York, NY 10006-2802
800-221-2598

INVESTMENT ADVISER Ingalls & Snyder LLC 61 Broadway New York, NY 10006-2802	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202
DISTRIBUTOR Ingalls & Snyder LLC 61 Broadway New York, NY 10006-2802	LEGAL COUNSEL Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202
ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	INDEPENDENT AUDITORS Ernst & Young LLP 233 South Wacker Drive Chicago, IL 60606

Additional Information

The Statement of Additional Information (“SAI”) of the Fund contains additional information about the Fund and is incorporated by reference into this Prospectus.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a free copy of the Statement of Additional Information, annual reports and semi-annual reports by calling the Fund’s distributor, Ingalls & Snyder at 800-221-2598 or writing to the Fund.  You may also call the telephone number shown above to request other information about the Fund and to make shareholder inquiries.

You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC, or by visiting the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102.  You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room.

Investment Company Act File No. 811-09495

LEGACY GROWTH FUND

A diversified fund of growth-oriented equity securities

having the objective of long term growth of capital

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2004

THE LEGACY FUNDS, INC.

61 Broadway

New York, NY 10006-2802

(800) 221-2598

This Statement of Additional Information relates to the Legacy Growth Fund, which is a series of The Legacy Funds, Inc., a registered open-end management investment company, commonly known as a mutual fund.  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated March 1, 2004.  The Prospectus may be obtained by writing or calling the Fund at the address and number shown above.  Portions of the Fund’s Annual Report to Shareholders are incorporated herein.  The Annual Report to Shareholders is supplied with this Statement of Additional Information.

TABLE OF CONTENTS

GENERAL INFORMATION……………………………………………………………………………………..	1
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS…………………………………….	1
Preferred Stock…………………………………………………………………………………………..	3
Convertible Securities……………………………………………………………………………………	3
Warrants and Rights……………………………………………………………………………………..	3
Illiquid Securities………………………………………………………………………………………..	4
Rule 144A Securities…………………………………………………………………………………….	4
When Issued, Delayed Delivery Securities and Forward Commitments………………………………...	4
American Depository Receipts…………………………………………………………………………..	5
U.S. Government Securities………………………………………………………………………………	5
Bank Obligations…………………………………………………………………………………………	6
Loans of Portfolio Securities……………………………………………………………………………..	6
Reverse Repurchase Agreements…………………………………………………………………………	7
Repurchase Agreements………………………………………………………………………………….	7
Borrowing………………………………………………………………………………………………..	8
Futures……………………………………………………………………………………………………	8
Options……………………………………………………………………………………………………	10
INVESTMENT RESTRICTIONS…………………………………………………………………………..	14
Fundamental Investment Policies and Restrictions………………………………………………………	14
Non-Fundamental Policies and Restrictions……………………………………………………………..	15
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES…………………………………………	15
Purchasing Shares………………………………………………………………………………………..	15
Net Asset Value Per Share……………………………………………………………………………….	16
Redeeming Shares………………………………………………………………………………………..	17
Returned Mail…………………………………………………………………………………………….	18
MANAGEMENT OF THE TRUST AND PRINCIPAL OWNERS OF SECURITIES……………………	19
Trustees and Officers…………………………………………………………………………………….	19
Committees………………………………………………………………………………………………	20
Trustees’ Investment in the Fund………………………………………………………………………..	21
Compensation of Trustees……………………………………………………………………………….	21
Advisory Board…………………………………………………………………………………………..	21
Investment Adviser and Advisory Agreement……………………………………………………………	24
Principal Owners of Securities………………………………………………………………………	26
ANTI-MONEY LAUNDERING PROCEDURES……………………………………………………………….	27
CODE OF ETHICS…………………………………………………………………………………………………	27
PROXY VOTING POLICIES……………………………………………………………………………………...	28
SERVICE AGREEMENTS………………………………………………………………………………….	28
Administrator…………………………………………………………………………………………….	29
Fund Accounting…………………………………………………………………………………………	29
Transfer Agent……………………………………………………………………………………………	29
Custodian…………………………………………………………………………………………………	29
Distributor………………………………………………………………………………………………..	30
Distribution Plan………………………………………………………………………………………….	30
Independent Auditors……………………………………………………………………………………..	32
PORTFOLIO TRANSACTIONS; BROKERAGE AND TURNOVER…………………………………….	32
SHARES OF BENEFICIAL INTEREST………………………………………………………………………….	35
DIVIDENDS………………………………………………………………………………………………………..	35
ADDITIONAL INFORMATION CONCERNING DISTRIBUTIONS AND TAXES….…………………	36
Distributions………………………………………………………………………………………………	36
Taxation of the Fund……………………………………………………………………………………...	37
Capital Loss Carryovers………………………………………………………………………………….	37
INVESTMENT PERFORMANCE………………………………………………………………………….	38
Total Return Information…………………………………………………………………………………	38
Yield Information…………………………………………………………………………………………	40
Performance Comparisons……………………………………………………………………………….	41
FINANCIAL STATEMENTS……………………………………………………………………………….	41

GENERAL INFORMATION

The Legacy Growth Fund (the “Fund”) is a series of The Legacy Funds, Inc., a statutory trust organized in the state of Delaware on July 15, 1999 (the “Trust”).  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which is authorized to issue multiple series and classes of shares.  Each series represents interests in a separate portfolio of investments.  The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001.  The Legacy Growth Fund is the first series of the Trust and is classified as a “diversified” series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The Fund’s investment objective is long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks and to a lesser extent other equity securities (such as preferred stock) of growth-oriented companies, i.e. companies whose growth, cash flow and earnings prospects are promising in the opinion of the Fund’s investment adviser, Ingalls & Snyder LLC.  The Fund’s investment objective is not fundamental and therefore may be changed in the future by action of the Board of Trustees of the Trust without the approval of shareholders.  Shareholders would receive written notice in advance of any such change.

The investment adviser performs comprehensive research designed to identify companies that offer attractive investment opportunities.  In particular, the Fund seeks companies having strong balance sheets, highly capable managements, unique aspects to their businesses (such as unique products, franchises or unique services), positive and growing cash flows, high returns on equity and superior rates of growth of earnings over an extended period.  The growth-oriented companies in which the Fund invests consist primarily of U.S. domestic companies with significant foreign sales or operations or significant overseas growth opportunities.  The investment adviser believes that investments in these types of companies permit the Fund to participate in both domestic and overseas growth opportunities without the additional risks of investing directly in foreign securities.  Many growth companies pay low or no dividends, and investors should not invest in the Fund for current income.

In evaluating investment opportunities, the investment adviser employs fundamental, qualitative, statistical and quantitative analysis of individual companies as well as research concerning industries and industry segments and evaluates a company’s ability to generate sustained above average growth for its business and earnings relative to other companies.  Fundamental analysis is a method of security valuation which involves examining a company’s financials and operations, especially sales, earnings growth, growth potential, assets, debt, management, products and competition.  Qualitative analysis is a method of determining the value of an investment by examining its non-numeric characteristics, such as management, employee morale, customer loyalty and brand value. Statistical analysis involves screening of securities databases for companies having desired financial and other characteristics.  Quantitative analysis is a method of determining the value of an investment by examining its numerical, measurable characteristics such as revenues, earnings, margins and market share.

The investment adviser considers the following factors, among other things, in evaluating a company’s growth prospects:  the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in its market share.  In evaluating the quality of a company’s management, the investment adviser considers, among other things, the historical financial performance of the company as well as the management’s reputation in the relevant industry.  From time to time the investment adviser seeks to meet with the management of companies in which the Fund invests or may consider investing.  There is no guarantee, however, that the investment adviser will be able to meet with the management of these companies.

The majority of the holdings in the Fund will be in large capitalization common stocks (over $10 billion market capitalization).  The Fund also may invest in foreign securities and securities of medium and small sized companies.  Holdings of medium and small sized companies normally would not represent over fifteen percent of the net assets of the Fund at the time of purchase.  Holdings of foreign securities normally would not represent over twenty-five percent of the Fund’s net assets at the time of purchase.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information set forth in the Fund’s Prospectus.  The investment practices described below, except for the discussion of certain investment restrictions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.  In seeking to meet its investment objective, the Fund invests primarily in common stocks and to a lesser extent other equity securities but also may invest in any type of security whose characteristics are consistent with the Fund’s investment program.

In addition to common stocks, the equity securities in which the Fund may invest include preferred stocks, convertible securities (such as convertible debt securities or convertible preferred stock) that are convertible into common or preferred stock, and options or warrants to purchase common or preferred stock or similar securities or interests.  Under normal market conditions, it is the Fund’s policy to invest substantially all of its assets in common stocks and, to a lesser extent, other equity securities.  However, the Fund may invest in money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities or in anticipation of redemptions.  Such money market investments include short-term obligations of the U.S. Government, investment grade corporate bonds, commercial paper or money market mutual funds.  If the Fund’s investment adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in short-term non-equity securities, such as investment grade corporate bonds, commercial paper and U.S. Government securities.  These defensive actions would reduce the benefit from any upswing in the equity markets and, if the investment adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to achieving the Fund’s investment objective.

The Fund also may invest in the following:

Preferred Stock

The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer’s assets. Dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer’s creditworthiness.  Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

Convertible Securities

Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a comparably rated nonconvertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.  Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the investment adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund’s investment objective and policies.  A convertible security may be subject to redemption at the option of the company issuing the security at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants and Rights

The Fund may invest in warrants.  However, not more than 5% of the Fund’s total assets at the time of purchase will be invested in warrants other than warrants acquired in units or attached to other securities.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move in parallel with the prices of the underlying securities.  Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

Illiquid Securities

The Fund may invest up to 5% of its net assets at the time of purchase in illiquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Illiquid securities are considered to include generally, among other things, certain over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.  The Fund’s illiquid investments may include privately placed securities which are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).

Rule 144A Securities

The Fund may invest in securities that are restricted as to resale, but which are regularly traded among qualified institutional buyers because they are exempt under Rule 144A from the registration requirements of the 1933 Act.  The Board of Trustees of the Trust has instructed the investment adviser to consider the following factors in determining the liquidity of a security purchased under Rule 144A:  (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security, the method of soliciting offers and the mechanics of transfer.  Although having delegated the day-to-day functions, the Board of Trustees will monitor and periodically review the investment adviser’s selection of Rule 144A securities, as well as the investment adviser’s determinations as to their liquidity.  Investing in securities under Rule 144A could affect the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  After the purchase of a security under Rule 144A, the Board of Trustees and the investment adviser will continue to monitor the liquidity of that security to ensure that the Fund has no more than 5% of its net assets in illiquid securities.

When Issued, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a “when, as and if issued” security.  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.  In these cases, the Fund may realize capital gains or losses.

When the Fund engages in when-issued, delayed delivery and forward commitment transactions, the Fund relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities.  Securities purchased under a forward commitment are subject to market fluctuations, and no interest or dividends accrue to the Fund prior to the settlement date.  When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.  The Fund will segregate with its custodian cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

American Depository Receipts

The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American Depository Receipts (“ADRs”).  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  The Fund may purchase ADRs whether they are “sponsored” or “unsponsored.”  “Sponsored” ADRs are issued under an agreement between the issuer of the underlying security and a depository, whereas “unsponsored” ADRs are issued without participation of the issuer of the deposited security.  Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.  Ownership of ADRs may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.  The U.S. Government does not guarantee the net asset value of the Fund’s shares.  Some U.S. Government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association (“GMNA”), are supported by the full faith and credit of the United States.  Others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  Securities of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.  Other U.S. Government securities, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrument.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities.  Such securities may pay no cash income and are purchased at a deep discount from their value at maturity.  Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-payment securities, such as CATS and TIGRs, which are not issued or guaranteed by the U.S. Government, its agents or institutions and are therefore not U.S. Government securities even though the underlying bond represented by such an instrument is a debt obligation of the U.S. Treasury.  Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

Bank Obligations

Certificates of deposit are short-term obligations of commercial banks.  A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.  Certificates of deposit may have fixed or variable rates.

Loans of Portfolio Securities

The Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  The Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the “SEC”) thereunder, which currently require that:  (a) the borrower pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis); (c) the loan be made subject to termination by a Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments).  All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees.  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

Reverse Repurchase Agreements

When the Fund enters into a reverse repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement.  As a result, a reverse repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement.  The term of a reverse repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  Reverse Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  The Fund may not enter into a reverse repurchase agreement having more than seven days remaining to maturity, if as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 5% of the value of the net assets of the Fund.

In the event of bankruptcy or other default by the seller of the security under a reverse repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connections with the disposition of the collateral.  In such event, instead of the contractual fixed rate of return, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security.  Although the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Reverse Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, the Fund will limit the value of its reverse repurchase agreements, if any, on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Repurchase Agreements

Repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest.  The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved.  In connection with each repurchase transaction, the Fund will direct its custodian bank to place cash, U.S. Government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund in an amount equal to the repurchase price.  Any assets held in any segregated securities, options, futures, forward contracts or other derivative transactions will be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Statement of Additional Information as “Segregated Assets”).

A repurchase agreement involves the risk that the market value of the securities sold under the repurchase agreement may decline below the price the Fund is obligated to pay to repurchase under the agreement.  In the event the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  Repurchase agreements are considered borrowings and as such are subject to the Fund’s limitations on borrowing.

Borrowing

The Fund may borrow money up to 10% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes.  The Fund may pledge such assets as are necessary to secure these borrowings.  If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing for investment purposes is generally known as “leveraging.” Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.  When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund’s earnings or net asset value would decline faster than would otherwise be the case.  Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.  In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.  On an ongoing basis the Fund’s borrowing for investment purposes will not typically exceed 10% of the value of the Fund’s total assets.

Futures

The Fund may enter into contracts for the purchase or sale for future delivery of securities.  A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price and future date.  When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank.  Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Fund may enter into futures contracts and engage in options on futures to the extent that no more than 5% of the Fund’s total assets are required as futures contract margin deposits and premiums on options and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 10% of the Fund’s total assets.

The Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.  In addition, the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks and other equity securities that might otherwise result, and it may purchase such contracts in order to offset increases in the cost of common stocks and other equity securities that it intends to purchase.  Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract.  While futures contracts (other than stock under futures contracts) provide for the delivery of securities, deliveries usually do not occur.  Contracts generally are terminated by entering into offsetting transactions.

The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency.  For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund.  If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  Similarly, when it is expected that interest rates will decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.  Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss.  For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position.  In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market.  The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The Fund may invest in options that are listed on U.S. exchanges or traded over-the-counter.  Certain over-the-counter options may be illiquid.  Thus, it may not be possible to close options positions, and this may have an adverse impact on the Fund’s ability to effectively hedge its securities.  The Fund considers over-the-counter options to be illiquid.  Accordingly, the Fund will only invest in such options to the extent consistent with its 5% limit on investments in illiquid securities.  The Fund may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.  In addition, the Fund will only engage in option transactions (other than index options) to the extent that no more than 10% of its total assets are subject to obligations relating to such options.

Purchasing Call Options.  The Fund may purchase call options on securities.  When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation to deliver the underlying security against payment of the exercise price.  The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

The Fund may, following the purchase of a call option, liquidate its option position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund would generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange would exist for any particular option at any particular time; and for some options no secondary market on an exchange may exist.  In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event it would realize a capital loss which will be short-term unless the option were held for more than one year.

Covered Call Writing.  The Fund may write covered call options from time to time on such portions of its portfolio as the investment adviser determines is appropriate in seeking to achieve the Fund’s investment objective.  The advantage to the Fund of writing covered calls is that it receives a premium which is additional income.  However, if the security rises in value and the option is exercised, the Fund will forego any market appreciation over the option exercise price on the securities subject to the option.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction.  A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same kind as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.  The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.  Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.  Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.  Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid.  Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund may write call options only on a covered basis, which means that the Fund would own the underlying security subject to a call option at all times during the option period.  Unless a closing purchase transaction is effected.  The Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold.  The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Purchasing Put Options.  The Fund may purchase put options on securities owned by the Fund.

A put option purchased by the Fund would give it the right to sell one of its securities for an agreed price up to an agreed date.  The Fund may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price of the option (“protective puts”).  The ability to purchase put options would allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security.  If the security does not drop in value, the Fund would lose the value of the premium paid.  The premium paid for a put option and any transactions costs would reduce any profit from the sale of the security.  The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.  Such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Fund may sell a put option purchased on individual portfolio securities.  Additionally, the Fund may enter into closing sale transactions.  A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing Put Options.  The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian segregated assets in an amount not less than the exercise price of the option at all times during the option period.  The amount of segregated assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund.  Secured put options would generally be written in circumstances where the Fund wishes to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security.  In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction.  This would be accomplished by buying an option of the same series as the option previously written.  The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Straddles.  The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle would be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put.  In such cases, the Fund would also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Index Options.  The Fund may purchase exchange-listed put and call options on stock indices and sell such options in closing sale transactions for hedging purposes.  The Fund may purchase call options on broad market indices to temporarily achieve market exposure when the Fund is not fully invested.  The Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.  The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline.  Put options on market segments may be bought to protect the Fund from a decline in value of heavily weighted industries in the Fund’s portfolio.  Put options on stock indices may be used to protect the Fund’s investments in the case of an unusually large redemption.  While the option is open, the Fund would maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”).

Risks of Options.  The purchase and writing of options involves certain risks.  During the option period, the writer of a covered call has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

The Fund’s purchases of options on indices may subject it to the risks described below:

First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.  Accordingly, successful use by the Fund of options on indices is subject to the Fund’s ability to predict correctly the direction of movements in the market generally or in a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted.  If a trading halt were to occur, the Fund would not be able to close put options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed.  If a trading halt were to occur and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

Third, if the Fund were to hold an index option and were to exercise it before final determination of the closing index value for that day, it would run the risk that the level of the underlying index may change before closing.  If such a change were to cause the exercised option to fall “out-of-the-money,” the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Though the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without the approval of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities of a fund means the vote of:  (i) more than 50% of the outstanding voting securities of the fund; or (ii) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, which ever is less.

Concentration.  The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder or any SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The SEC staff currently takes the position that a fund concentrates its investments in a particular industry if more than 25% of its net assets is invested in issuers within the industry.

Senior Securities.  The Fund may not issue senior securities, except as may be permitted by the 1940 Act, any rule or order thereunder or any SEC staff interpretation thereof.

Underwriting.  The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances in which it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate.  The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investing in securities that are secured by real estate or interests therein.

Commodities.  The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Borrowing.  The Fund may employ leverage by borrowing money for the purpose of making additional investments, which could result in increased volatility of the Fund’s net asset value.  In order to limit such risk, the Fund is required to limit the percentage of its assets that can be exposed to such leveraging techniques to 10% of the asset value of the Fund.

Lending.  The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Non-Fundamental Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Other Investment Companies.  The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or any SEC staff interpretation thereof or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.”

Illiquid Securities.  The Fund may not invest more than 5% of its net assets at the time of purchase in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

In applying the Fund’s fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that investments in certain categories of companies will not be considered to be investments in a particular industry.  For example:  (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, so that, for example, hardware, software, information services and outsourcing and telecommunications will each be a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, so that, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

Shares are sold by the Fund without any sales charge and are offered on a continuous basis by the distributor.

Shares of the Fund also may be purchased through an investment adviser, financial planner, broker, dealer or other investment professional or through a fund supermarket, retirement plan or other intermediary.  These parties may charge transaction fees and may set different minimum investments or limitations on buying, selling or redeeming shares.  The intermediaries are responsible for transmitting purchase orders and funds and for crediting their customers’ accounts following redemptions made in accordance with their customer agreements and the Fund’s Prospectus.  Other persons may receive compensation for the marketing and shareholder servicing activities in the form of 12b-1 fees payable by the Fund under its Distribution and Shareholders Servicing Plan adopted under Rule 12b-1 under the 1940 Act.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.  The minimum initial investment is $5,000 and additional investments must total at least $1,000.  The minimum initial investment for qualified retirement accounts is $1,000 ($500 for Coverdell Education Savings Accounts) and there is no minimum for subsequent investments in retirement accounts or Coverdell Education Savings Accounts.  The Fund may change or waive its policies concerning minimum investment amounts at any time.  The Fund’s transfer agent maintains all shareholder and shareholder transaction(s) records for the Fund.

The Fund does not intend to issue certificates representing shares purchased.  Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued.

Shares of the Fund may be purchased at the Fund’s net asset value per share next computed after receipt of the purchase order.  Net Asset Value is calculated every day the New York Stock Exchange (“NYSE”) is open as of  the time of the closing of the NYSE, which normally is 4:00 PM Eastern time. Shares will not be priced on days the NYSE is closed.

Upon purchasing shares of the Fund, if a check or draft is returned unpaid to the Fund the Fund may impose a $25 charge for each returned item.  All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars.  The Fund may, in its sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to a shareholder’s account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Net Asset Value Per Share

The Fund’s net asset value per share is determined by dividing the total value of the Fund’s securities, cash and other assets, subtracting all of its expenses and liabilities, and then dividing by the total number of shares outstanding.  Expenses and fees of the Fund, including management, distribution and shareholder servicing fees, are accrued daily and taken into account for the purpose of determining the net asset value.

Cash and any receivables are valued at their realizable amounts.  Interest is recorded as accrued and dividends are recorded on the ex-dividend date.  The Fund’s securities are valued at their market value, which usually means the last quoted sale price on the security’s principal exchange during normal trading hours on that day.  Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price during normal trading hours of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices.  With respect to securities traded on the NASDAQ National Market System, such securities are valued using the Nasdaq Official Closing Price.  The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued.  Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to reflect the option contract’s market value.  The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of normal trading hours on the NYSE, if that is earlier.  Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times before the scheduled close of normal trading hours on the NYSE.  The value of these securities used in computing net asset value is determined as of such time.  If market quotations are not readily available, securities will be priced at their fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees.  The Fund may use independent pricing services to assist in calculating the Fund’s net asset value.

Redeeming Shares

Shares of the Fund may be redeemed on any business day that the Fund calculates its net asset value.  Shares will not be priced on days the New York Stock Exchange is closed.  The redemption price will be the next net asset value per share calculated after the redemption order is received in good order by the Fund’s transfer agent.  No fees are imposed by the Fund when shares are redeemed.

Shares of the Fund may be redeemed by giving instructions to the Fund’s transfer agent by mail or by telephone.  The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if such procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.  During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement and the Fund reserves the right to suspend this privilege.

Certain written requests to redeem or transfer shares require a signature guarantee.  For example, a signature guarantee may be required if the shares sold are worth $50,000 or more, if your address of record on the account application has been changed within the last 30 days or if you ask that the proceeds be sent to a different person or address.  A signature guarantee is used to help protect you and the Fund from fraud.  You can obtain a signature guarantee from most banks and securities dealers but not from a notary public.  Signature guarantees, together with the signature(s) of the registered owner(s), must appear on:  (1) a written request for redemption; or (2) a separate instrument of assignment (or “stock power”), which should specify the total number of shares to be redeemed.  A “stock power” may be obtained from the Fund or from most banks or stock brokers.

If shares are sold through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion.  Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request for redemption may be delayed until the Fund determines that the custodian has completed collection of the purchase check, which may take up to 10 days.  The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Redemption checks sent to a shareholder do not earn interest or any other income during the time the checks remain uncashed.  Neither the Fund nor its affiliates will be liable for any loss caused by a shareholder’s failure to cash such checks.

The Fund has filed an election pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended, which reserves the right of the Fund to make a “redemption in-kind” if the amount you are redeeming is large enough to affect Fund operations or if the redemption would otherwise disrupt the Fund.  For example, the Fund may redeem shares in-kind if the amount represents more than the lesser of $250,000 or 1% of the Fund’s net assets.  When the Fund makes a “redemption in-kind” it pays you in portfolio securities rather than cash.  If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.  The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities is described above.  Such valuation will be made as of the same time the redemption price is determined.

In addition, if a shareholder’s account balance falls below $1,000, the Fund may request the balance be increased.  If it is still below $1,000 after 60 days, the Fund may automatically close the account and forward the proceeds to the shareholder.

Returned Mail

If dividend checks are returned to the Fund as undeliverable or marked “unable to forward” by the postal service, the Fund will consider this a request by the shareholder to change the dividend option to reinvest all contributions.  The proceeds will be reinvested in additional shares at their net asset value until the Fund receives new instructions.

If mail is returned as undeliverable or the Fund is unable to locate you or verify your current mailing address, it may deduct the costs of any efforts to find you from your account.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

MANAGEMENT OF THE TRUST AND PRINCIPAL OWNERS OF SECURITIES

Trustees and Officers

The Trust is governed by a Board of Trustees, which has overall responsibility for management of the Trust under the laws of the State of Delaware.  The Trustees are experienced business persons who meet periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review the performance of the Fund.  The Trust’s Agreement and Declaration of Trust provides that each Trustee shall serve during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court or is removed.  The names and business addresses of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.  Each Trustee oversees one portfolio and none of the Trustees holds other directorships with companies having a class of shares registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any other registered investment companies.

Interested Trustee

The following Trustee is an “interested person” of the Fund as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Registrant	Trustee Since	Principal Occupation(s) during the Past 5 Years and Other Directorships
Thomas O. Boucher, Jr.* 61 Broadway New York, NY 10006-2802 Age 45	Trustee	2001	Managing Director of Ingalls & Snyder LLC

____________________________________________________

*

This Trustee is an "interested person" of the Trust as defined in the Investment Company Act of 1940 because of his position with the Trust's investment adviser and its affiliates.

Non-Interested Trustees

The following Trustees are not “interested persons” of the Fund as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Registrant	Trustee Since	Principal Occupation(s) during the Past 5 Years and Other Directorships
Barnabas B. B. Breed 551 Fifth Avenue New York, NY 10017 Age 58	Trustee and Chairman of the Board of Trustees	1999	Principal of the law firm of Breed & Associates
William J. McDonough, Jr. 193 Summit Avenue Summit, NJ 07901 Age 51	Trustee	2002	Retired, Executive Vice President of the advertising firm Foote, Cone & Belding (until 2002)

Officers

The officers of the Trust are:

Name, Address and Age	Position(s) Held with Registrant	Officer Since	Principal Occupation(s) during the Past 5 Years and Directorships
Robert E. Belknap* 61 Broadway New York, NY 10006-2802 Age 65	President and Portfolio Manager	1999	Managing Director of Ingalls & Snyder LLC
Elizabeth A. Larson 61 Broadway New York, NY 10006-2802 Age 39	Vice President, Secretary and Treasurer	2000	Associate, Ingalls & Snyder LLC
Lori Kohlhapp 615 East Michigan Street Milwaukee, WI 53202 Age 42	Assistant Treasurer	2003	Compliance Officer of U.S. Bancorp Fund Services, LLC, Administrator of the Fund

____________________________________________________

*Mr. Belknap is also the brother of Thomas H. Belknap, who serves on the Fund's Advisory Committee.

Committees

The Fund has an Audit Committee whose members include Barnabas B. B. Breed and William J. McDonough.  Messrs. Breed and McDonough are not affiliated with the Fund’s  investment adviser or distributor and are not otherwise interested persons as defined by the Investment Company Act of 1940.  The primary functions of the Audit Committee include but are not limited to: (i) assisting the Board of Trustees in its oversight of the Fund’s financial reporting process and system of internal controls regarding finance and accounting; (ii) assisting the Board of Trustees in its oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof, including the independence and performance of the Fund’s independent auditors; (iii) assisting the Board of Trustees in selecting, evaluating and, where deemed appropriate, replacing the independent auditors; and (iv) facilitating communication between the independent auditors, the financial management personnel of the Fund and the Board of Trustees.

The Audit Committee held two meetings during the fiscal year ended October 31, 2003.

Trustees’ Investment in the Fund

The following sets forth the dollar range of shares of the Fund beneficially owned by each Trustee as of December 31, 2003.

Name of Trustee	Dollar Range of Equity Securities in the Fund
Thomas O. Boucher, Jr.	None
Barnabas B. B. Breed	None
William J. McDonough, Jr.	None

Compensation of Trustees

The Trust does not compensate the Trustees who are officers or employees of the investment adviser or its affiliates.  The other Trustees receive a fee of $250 for each meeting of the Trustees which they attend in person or by telephone.  Trustees are reimbursed for travel and other out-of-pocket expenses.  The Board of Trustees holds regular quarterly meetings.  The Trust does not offer any pension or retirement benefits for Trustees.  The following table sets forth the aggregate compensation received by each Trustee from the Trust for the Fund’s fiscal year ended October 31, 2003.

Name of Trustee	Title	Total Compensation from Trust
Barnabas B. B. Breed	Trustee and Chairman of the Board of Trustees	$1,250
William J. McDonough, Jr.	Trustee	$1,250
Thomas O. Boucher, Jr.	Trustee	None

Advisory Board

The Fund has an Advisory Board whose members are experienced in many different types of business and who assist the Fund’s portfolio manager in the ongoing assessment of economic, political and social developments as they may effect the investment strategy of the Fund.  The members of the Advisory Board are not compensated and do not give investment advice to the Fund.  Members of the Advisory Board, together with their addresses, ages and principal occupations for the past five years, are listed below:

Name, Address and Age	Member of Advisory Board Since	Principal Occupation(s) during the Past 5 Years and Other Directorships
Thomas H. Belknap 1 One International Place Boston, MA 02110-2607 Age 63	1999	Partner of the law firm of Ropes & Gray and Partner of the law firm of Hill & Barlow (prior to 2002)
Mr. David G. Booth 15 Garden Place Brooklyn, NY 11201 Age 49	1999	Managing Director, Ret., of Morgan Stanley Dean Witter, Inc.
Mr. W. Neville Conyers PO Box HM 1554 Hamilton HM FX Bermuda Age 74	1999	Chairman of Bermuda Aviation Services Limited/Aircraft Services Bermuda Limited
Mr. Marc Declerck Place du Champs de Mars 2 Marsveldplain Brussels 1050, Belgium Age 45	1999	Agent Delegue of the investment firm of Bank Delen
Mr. Christopher Finn 2 57 Berkeley Square London W1X 6NB United Kingdom Age 46	1999	Managing Director – International of the merchant banking firm The Carlyle Group
Mr. Timothy P. Finn 2 99 Park Avenue Suite 1510 New York, NY 10016 Age 42	1999	Managing Partner, Stonegate Capital LLC,
Mr. David W. Fisher 3 Waters Edge Falmouth, ME 04105 Age 60	2001	Managing Director, Ret., of J.P. Morgan & Co.
Mr. Jolmer D. Gerritse Nieuwezijds Voorburgwal 162 1012 SJ Amsterdam The Netherlands Age 52	1999	Managing Director of the investment firm SNS Securities N.V. Member of supervisory board of White Mountain European Fund Ltd.
Mr. John G. Hunter 123 East 54th Street New York, NY 10022 Age 66	1999	Managing Director of the conference management company The Management Exchange, Inc.
Mr. William J. Loschert Crosby Court 38 Bishopsgate London EC2N 4DL United Kingdom Age 64	1999	Chairman, Ret., of the insurance company ACE UK Limited Non-Executive Director of ACE Global Markets Limited and ACE Insurance S.A.
Mr. C. P. T. Vaughan-Johnson 1 Hobart Place London SW1W 0HU England Age 69	1999

Deputy Chairman of the private bank
Duncan Lawrie Limited

Director of Camellia Plc, Linton Park Plc, Smaller Companies Value Trust Plc, Duncan Lawrie Limited and Burgundy International Fund Limited, Bermuda

Mr. John S. Wadsworth, Jr. 1020 Vallejo Street San Francisco, CA 94133 Age 65	1999	Chairman of Morgan Stanley Dean Witter Asia Limited, Ret. Director of Pixar
Mr. Lewis M. Weston 3333 New Hyde Park Road New York, NY 11040 Age 77	1999	Retired Partner of the investment banking firm Goldman, Sachs & Co. Director of First Year, Inc.
Edward W. Wheeler 630 Third Avenue New York, NY 10016 Age 60	2002	Senior Vice President of The Buckingham Research Group Inc.
Mr. Robert D. White 6 Newlin Road Princeton, NJ 08540 Age 34	1999	Chief Operating Officer of the investment firm Investor Select Advisors, Inc.
Roger T. Wickers, 99 Springfield Point Wolfeboro, NH 03894 Age 68	1999	Senior Vice President and General Counsel, Ret., of the mutual fund management company The Keystone Group Trustee of Met Investors Series Trust, a registered open-end investment company
Mr. Henry K. Wingate P.O. Box 197 Sandisfield, MA 01255 Age 65	1999	Independent Educational Consultant

____________________________________________________

1

Mr. Belknap is the brother of Robert E. Belknap, who serves as the President and Portfolion Manager of the Fund.

2.

Mr. Christopher Finn and Mr. Timothy P. Finn are brothers.

Investment Adviser and Advisory Agreement

Ingalls & Snyder LLC (“Ingalls & Snyder” or the “investment adviser”), having its principal offices at 61 Broadway, New York, NY 10006-2802, is the Fund’s investment adviser.  Ingalls & Snyder is registered as an investment adviser under the Investment Advisers Act of 1940 (as amended, the “Advisers Act”).  Ingalls & Snyder also is a registered broker-dealer and a member of the New York and American Stock Exchanges and the National Association of Securities Dealers.  Ingalls & Snyder serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Trust dated as of February 4, 2000 (the “Advisory Agreement”).  The Advisory Agreement had an initial term of two years from February 4, 2000, and is required to be approved annually (a) by the vote of a majority of the disinterested trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board of Trustees or by the vote of the shareholders.  The Advisory Agreement was most recently approved by the disinterested directors on December 11, 2003.

Under the Advisory Agreement, the investment adviser, subject to the supervision of the Trustees, provides investment management services to the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund’s investment objective, policies and restrictions as set forth in its Prospectus, this Statement of Additional Information and the resolutions of the Trustees.  The investment adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.  The investment adviser also furnishes office space and other facilities that may be required by the Fund, maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.

The Fund is obligated to pay the investment adviser a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets.  Pursuant to a contractual agreement, Ingalls & Snyder LLC agreed to waive its advisory fee or to reimburse the Fund’s expenses to the extent necessary to ensure that expenses on an annualized basis do not exceed 1.70% of the Fund’s average net assets.  As a result of this expense cap, all advisory fees incurred by the Fund for the period since the Fund’s inception on February 15, 2000 through October 31, 2003, were waived.  Ingalls & Snyder has agreed to continue this fee waiver until October 31, 2004.  This fee waiver may be terminated by the investment adviser at any time.

During the term of the Advisory Agreement, the investment adviser will pay all expenses incurred by it in connection with its activities thereunder except the cost of securities (including brokerage commissions, if any) purchased for the Fund.  The services furnished by the investment adviser under the Advisory Agreement are not exclusive, and the investment adviser is free to perform similar services for others.

Ingalls & Snyder is an independent, privately owned firm.  Its shareholders consist of nine managing directors, none of whom owns more than 25% of its outstanding stock.  Mr. Belknap and Mr. Boucher are Managing Directors of Ingalls & Snyder.

Unless sooner terminated in accordance with its terms, the Advisory Agreement may be continued from year to year, provided that such continuance is approved at least annually by a vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Trustees, and in either event by vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will automatically terminate in the event of its “assignment,” as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days’ written notice to the other party by:  (i) the majority vote of all the Trustees or by majority vote of the outstanding voting securities of the Fund; or (ii) the investment adviser.

The Advisory Agreement may be amended by the parties, provided, in most cases, that any such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Trustees who are not interested persons of the Fund or of the investment adviser, cast in person at a meeting called for the purpose of voting upon such approval.

Under the terms of the Advisory Agreement, the investment adviser will be liable to the Fund only for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

In determining whether or not to renew the Advisory Agreement each year, the Board of Trustees evaluates information provided by Ingalls & Snyder in accordance with Section 15(c) of the 1940 Act.  The Advisory Agreement was most recently renewed by the Board of Trustees at its meeting held on December 11, 2003.  The Board of Trustees considered a number of factors in deciding to renew the Advisory Agreement, including the nature and quality of services provided to the Fund, the fees and expenses borne by the Fund, the investment performance of the Fund, the amount and structure of the investment advisory fee paid by the Fund and the expense cap and expense reimbursement provided by Ingalls & Snyder.

In reviewing the quality of services provided to the Fund, the Board of Trustees noted the nature and quality of the investment analysis and the investment style used by the investment adviser in managing the Fund’s portfolio.  The Trustees also considered the qualifications of the investment professionals having principal responsibility for the Fund’s investments.  In evaluating the investment performance of the Fund, the Board of Trustees noted the importance of evaluating the performance of the Fund over an entire market cycle, including both periods of market appreciation and periods of market declines and that in particular short-term periods the Fund’s performance might deviate significantly from its peer group or market averages.

In reviewing the fees and expenses borne by the Fund, the Board of Trustees noted, among other things, that the investment advisory fee paid by the Fund was competitive with the fees paid by other funds of similar size.  The Board of Trustees also considered the expense limitation contained in the Investment Advisory Agreement and the fact that the expense limitation had resulted not only in the waiver of the investment adviser’s entire advisory fee since the inception of the Fund but also in additional out-of-pocket payments to subsidize the Fund’s operating expenses.

Based on their review, the Board of Trustees (including a majority of the non-interested trustees of the Fund) concluded, among other things, that the investment advisory fee, when evaluated in light of all relevant circumstances, did not result in an excessive profit to the investment adviser, that the investment advisory fees and other expenses of the Fund were fair and reasonable, both absolutely and in comparison with those of other funds in the industry, and that the Fund had received reasonable value in return for paying the investment advisory fee under the Investment Advisory Agreement.

Principal Owners of Securities

The following table sets forth the name, address and percentage ownership, as of January 31, 2003, of each person who owns of record or is known by the Fund to own beneficially 5% or more of the Fund’s outstanding equity securities and of the Fund’s Trustees, officers and members of the Advisory Board as a group.

Name and Address	Percentage Ownership
Robert E. Belknap 61 Broadway New York, NY 10006-2802	22.44%
Echo Bay International Limited Ramasso Place Wickhams Cay Road Town, Tortola Virgin Islands	15.03%
Trustees, officers and members of the Advisory Board as a group	27.93%

Because the Trustees and officers of the Fund own more than 25% of the outstanding voting securities of the Fund, they may be deemed to control the Fund.  As a result of their substantial voting interest, they may be able to control the outcome of any matter submitted to a vote of the shareholders of the Fund, including the election of Trustees.

ANTI-MONEY LAUNDERING PROCEDURES

The Trust has established an anti-money laundering compliance program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”).  In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious or fraudulent activity and a review of all new account applications.  In compliance with the Program, the Fund’s distributor or transfer agent will verify certain information on your account application.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.  Account applications that are incomplete or that contain essential identifying information which cannot be verified will not be accepted.

CODE OF ETHICS

Both the Fund and Ingalls & Snyder have adopted a Code of Ethics that governs the conduct of officers and employees of the Fund and Ingalls & Snyder who may have access to information about the Fund’s securities transactions.  Subject to certain conditions, the Code of Ethics permits personnel subject to the Code to invest in securities, which may include securities that may be purchased or held by the Fund from time to time.  The Code recognizes that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders ahead of their own interests.  Among other things, the Code requires pre-clearance of trading of initial public offerings and limited offerings and requires reporting of personal securities transactions.  Violations of the code are subject to review by the Trustees and could result in severe penalties.

PROXY VOTING POLICIES

The Board of Trustees of the Fund has adopted proxy voting procedures that delegate to the investment adviser the authority to vote proxies, subject to the supervision of the Trustees.  The Board of Trustees also authorized the investment adviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.

The investment adviser’s policies generally provide that Mr. Robert Belknap will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  The investment adviser has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  Proxy solicitations that might involve a conflict of interest between the investment adviser and client interests will be handled by the investment adviser in one of the following ways:

1.

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the investment adviser’s part;

2.

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

3.

Disclose the conflict to the Fund’s Board of Trustees (or its delegate), and obtain the Board’s direction to vote the proxies.

In the event of a conflict between the interests of the investment adviser and the Fund with regard to a proxy vote, the disinterested Trustees on the Fund’s Board of Trustees will be responsible for resolving the conflict.

Information regarding how the Fund votes proxies relating to portfolio securities will be made available without charge, upon request, by calling 1-800-221-2598, and by accessing the SEC’s website at http://www.sec.gov.

SERVICE AGREEMENTS

As more fully described below, the Trust has entered into a number of agreements with U.S. Bancorp Fund Services, LLC, a Wisconsin limited liability company, pursuant to which U.S. Bancorp Fund Services performs management-related and other services for the Fund.  U.S. Bancorp Fund Services serves as the administrator, transfer agent, dividend disbursing agent and fund accountant.  U.S. Bank, N.A., which is an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  The principal office of U.S. Bancorp Fund Services is located at 615 East Michigan Street, Milwaukee, WI 53202.  The principal office of U.S. Bank, N.A. is located at 425 Walnut Street, Cincinnati, OH 45202.  Certain employees of U.S. Bancorp Fund Services are officers of the Trust.

Administrator

Pursuant to a Fund Administration Servicing Agreement with the Trust (the “Administration Agreement”), U.S. Bancorp Fund Services  serves as administrator of the Fund and subject to the direction and control of the Trustees, supervises all aspects of the operation of the Fund except those performed by the Fund’s investment adviser. The administrator also provides certain administrative services and facilities for the Fund, which include preparing and maintaining books, records, tax and financial reports and monitoring compliance with state and federal regulatory requirements.  As administrator, U.S. Bancorp Fund Services receives asset-based fees at the annual rate of 0.06% of the first $200 million of average daily net assets, 0.05% of the next $500 million of average daily net assets and 0.03% of average daily net assets above $700 million, subject to a minimum annual fee of $30,000.  For the Fund’s fiscal years ended October 31, 2003, 2002 and 2001, the Fund paid the administrator $30,202, $26,512, and $31,381, respectively, for its services under the Administration Agreement.

Fund Accounting

Pursuant to a Fund Accounting Servicing Agreement with the Trust, U.S. Bancorp Fund Services is responsible for accounting relating to the Fund and its investment transactions, maintaining certain books and records of the Fund, determining daily the net asset value per share of the Fund, calculating yield, dividends and capital gain distributions and providing certain tax accounting services.

Under the Fund Accounting Servicing Agreement, U.S. Bancorp Fund Services receives asset-based fees at the annual rate of $23,000 for the first $40 million of average daily net assets, 0.015% of the next $200 million of average daily net assets and 0.01% of average daily net assets above $240 million.  For the Fund’s fiscal years ended October 31, 2003, 2002 and 2001, the Fund paid U.S. Bancorp Fund Services $22,855, $21,510, and $24,455, respectively, for its services under the Fund Accounting Servicing Agreement.

Transfer Agent

Pursuant to a Transfer Agent Servicing Agreement with the Trust (the “Transfer Agent Agreement”), U.S. Bancorp Fund Services acts as the Trust’s transfer agent and dividend disbursing agent.  In that capacity, U.S. Bancorp Fund Services is responsible for performing certain shareholder services for the Fund.  U.S. Bancorp Fund Services is compensated based on an annual fee of $15 per shareholder account outside of the omnibus account plus a minimum annual fee of the greater of $10,000 or .005% of the average net assets of the Fund.

Custodian

Pursuant to a Custodian Servicing Agreement with the Trust, U.S. Bank, N.A. acts as the custodian of the Fund’s securities and cash and in that capacity delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments.  U.S. Bank, N.A. is compensated on the basis of an annual fee based on the market value of the assets of the Fund and on fees for certain transactions.  U.S. Bank, N.A. receives asset-based fees at the annual rate of 0.01% of the average net assets of the Fund plus specified charges for portfolio transactions.

Distributor

Ingalls & Snyder LLC (the “distributor”), located at 61 Broadway, New York, NY 10006-2802, serves as the principal underwriter and distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of February 3, 2000 (the “Distribution Agreement”).  The distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the National Association of Securities Dealers (“NASD”).  The offering of the Fund’s shares is continuous.  The Distribution Agreement provides that the distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders and printing and mailing sales literature.  Mr. Belknap and Mr. Boucher are Managing Directors of Ingalls & Snyder.

Ingalls & Snyder received no commissions or other compensation from the Fund for services provided to the Fund in connection with principal underwriting and distribution services for the fiscal year ended October 31, 2003.

Distribution Plan

The Board of Trustees has adopted a Distribution Plan (“the Plan”) on behalf of the Fund, in accordance with Rule 12b-1 (the “Rule”) under the 1940 Act.  The Fund is authorized under the Plan to use the assets of the Fund to compensate the distributor or others for certain activities relating to the distribution of shares of the Fund to investors and the provision of shareholder services.  The amount payable under the Plan is 0.50% of the Fund’s average net assets on an annual basis.  The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of average net assets of the Fund regardless of the amounts actually paid or expenses actually incurred by the distributor; however, in no event, may such payments exceed the maximum allowable fee.  It is, therefore, possible that the distributor may realize a profit in a particular year as a result of these payments.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investor’s investment.

Effective May 25, 2001, Ingalls & Snyder LLC, the distributor of shares of the Fund, agreed to waive its distribution  fee.  This fee waiver may be terminated by Ingalls & Snyder at any time.  The waiver of the distribution fee will not have an immediate effect on the overall expense ratio of the Fund because of the obligation of Ingalls & Snyder under its Investment Advisory Agreement with the Fund to limit the Total Annual Fund Operating Expenses of the Fund on an annualized basis to no more than 1.70% of the Fund’s average net assets as described above.

The NASD’s maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether front-end, deferred or asset-based.  This rule may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the Plan.

The Plan authorizes the use of distribution fees to pay, or reimburse expenses incurred by, banks, broker/dealers and other institutions that provide distribution assistance and/or shareholder services including, but not limited to, printing and distributing prospectuses to persons other than Fund shareholders; printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Fund; furnishing personnel, communications equipment and overhead to service shareholder accounts and responding to inquiries by shareholders and prospective investors; and sales commission and other  compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributor.  Such services may be performed by the distributor, the investment adviser or others.

The Plan requires that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of the Rule and setting out the amounts expended under the Plan and the purposes for which those expenditures were made.  The Plan provides that so long as it is in effect the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

The Plan will continue in effect only so long as its continuance is specifically approved at least annually by the Trustees in the manner described above for Trustee approval of the Plan.  The Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or by vote of a majority of the outstanding voting securities of the Fund.

The Plan may not be amended so as to materially increase the amount of the distribution fees for the Fund unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund.  In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.

With the exception of Ingalls & Snyder, in its capacity as the Fund’s investment adviser and principal underwriter of the Fund shares, no “interested person” of the Fund, as defined in the 1940 Act, and no disinterested trustee has or had a direct or indirect financial interest in the Plan or any related agreement.

The Board of Trustees considered various factors in connection with its decision to continue the Plan, including: (a) the nature and causes of the circumstances which make continuation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the Plan to other distribution efforts of the Fund; and (f) the possible benefits of the Plan to any person relative to those of the Fund.

Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary activities under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Fund and its shareholders in at least one of several potential ways.  Specifically, the Board concluded that the distributor and any person entering into related agreements with the distributor under the Plan would have little or no incentive to incur promotional expenses on behalf of the Fund if the Plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, the continued viability of the Fund.  In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders.

For the Fund’s fiscal year ended on October 31, 2001, the Fund paid Ingalls & Snyder 12b-1 distribution fees totaling $12,687, after giving effect to the distribution fee waiver described above, which became effective as of May 25, 2001.  Expenses incurred by Ingalls & Snyder paid out of 12b-1 fees received from the Fund totaled $168 in the 2001 fiscal year.  For the period from the Fund’s inception on February 15, 2000 through the end of the Fund’s fiscal year ended on October 31, 2000, the Fund paid Ingalls & Snyder 12b-1 distribution fees totaling $10,185.  Expenses incurred by Ingalls & Snyder paid out of 12b-1 fees received from the Fund totaled $917 in the 2000 fiscal year.  As a result of the fee waiver described above, the Fund did not pay Ingalls & Snyder any 12b-1 distribution fee during the 2002 or 2003 fiscal year.

Independent Auditors

Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors for the Fund, audit and report on the Fund’s financial statements and review the Fund’s tax returns.

PORTFOLIO TRANSACTIONS; BROKERAGE AND TURNOVER

The investment adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any.

Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options.  On foreign securities exchanges, commissions may be fixed.  Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Ingalls & Snyder.  Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the investment adviser and the broker or futures commission merchant.  In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.  The Fund will not deal with Ingalls & Snyder in any transaction in which Ingalls & Snyder (or any affiliate) acts as principal, except in accordance with rules of the SEC.  Thus, it will not deal in the over-the-counter market with Ingalls & Snyder acting as market maker, and it will not execute a negotiated trade with Ingalls & Snyder if execution involves Ingalls & Snyder acting as principal with respect to any part of the Fund’s order.

In placing orders for portfolio securities of the Fund, the investment adviser’s primary objective is to obtain the best combination of favorable price and efficient execution consistent with obtaining investment research and research related services at reasonable cost.  There is no pre-existing commitment to place orders with any broker, dealer or futures commission merchant.  In selecting a particular broker, dealer or futures commission merchant, the investment adviser considers a number of factors, including:  the broker’s, dealer’s or futures commission merchant’s commission rate and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; trading patterns and activity expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firm; the firm’s ability to handle difficult trades; the availability of research and research-related services through the firm; the investment adviser’s knowledge of the financial stability of the firm; the investment adviser’s knowledge of any actual or apparent operational problems of the firm; and prior performance in servicing the investment adviser and its clients.  In consideration of these factors, the Fund may pay transaction costs in excess of that which another broker, dealer or futures commission merchant might have charged for effecting the same transaction.

In transactions with respect to equity securities and U.S. Government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the investment adviser, better prices and executions are available elsewhere.

The allocation of orders among firms and the commission rates paid is reviewed periodically by the Fund’s Trustees.

The research and research-related services considered by the investment adviser in selecting brokers, dealers and futures commission merchants include, among other things, information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments, research reports, research compilations, economic data, and investment related periodicals and seminars.  The investment adviser may use research and research-related services provided by brokers and dealers in servicing all its clients, including the Fund, and not all such services will be used by the investment adviser in connection with the Fund.  The investment adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  Higher transaction costs will not be paid to brokers providing research and research related services unless:  (i) the investment adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the investment adviser’s overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (iii) in the opinion of the investment adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  Brokerage may also be allocated to dealers in consideration of their distribution of the Fund’s shares but only when execution and price are comparable to that offered by other brokers.

Subject to the above considerations, Ingalls & Snyder may act as securities broker for the Fund, and there is no limit on the percentage of the Fund’s orders that may be directed to Ingalls & Snyder.  In order for Ingalls & Snyder (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Ingalls & Snyder (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities being purchased or sold on an exchange or board of trade during a comparable period of time.  This standard would allow Ingalls & Snyder (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm’s-length transaction.  Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Ingalls & Snyder (or any affiliate) are consistent with the foregoing standard.  In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Ingalls & Snyder may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation.  If the Fund pays brokerage commissions to Ingalls & Snyder, Ingalls & Snyder must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Ingalls & Snyder from transactions effected for the Fund during the applicable period.  Brokerage and futures transactions with Ingalls & Snyder (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Ingalls & Snyder (or such affiliate) by applicable law.  The table below sets forth the aggregate brokerage commissions paid by the Fund during its three most recent fiscal years and the amount of such commissions paid to Ingalls & Snyder.

Fiscal Years Ending October 31	Aggregate Brokerage Commissions	Commissions Paid to Ingalls & Snyder	Percentage of Commissions Paid to Ingalls & Snyder	Percentage of Aggregate Dollar Amount of Transactions Effected through Ingalls & Snyder
2003	$6,939	$0	0%	0%
2002	$2,068	$0	0%	5%
2001	$12,552	$12,384	99%	87%

In 2002 and 2003, Ingalls & Snyder executed a number of transactions without charging any commissions, causing the aggregate brokerage commissions and commissions paid to Ingalls & Snyder to be significantly lower than 2001.

The investment adviser provides investment advisory services to individuals and other institutional clients, including corporate pension plans, profit-sharing and other employee benefit trusts and other investment pools.  There may be occasions when other investment advisory clients advised by the investment adviser may also invest in the same securities as the Fund.  When these clients buy or sell the same securities at substantially the same time, the investment adviser may average the transactions as to price and allocate the amount of available investments in a manner which it believes to be equitable to each client, including the Fund.  As well, to the extent permitted by law, the investment adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions.

The Fund does not normally engage in frequent trading activities for short-term gains; however, the investment adviser will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions.  While the Fund anticipates that its annual portfolio turnover rate should not exceed 50% under normal conditions, it is impossible to predict portfolio turnover rates.  For the Fund’s fiscal years ended October 31, 2003 and 2002, the Fund’s portfolio turnover rate was 52% and 43%, respectively.  The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

SHARES OF BENEFICIAL INTEREST

The Trust is a series business trust that currently offers one series of shares.  The beneficial interest of the Trust is divided into an unlimited number of shares, with a par value of $0.001 each.  Each share has equal dividend, voting, liquidation and redemption rights.  There are no conversion or preemptive rights.  Shares, when issued, will be fully paid and nonassessable.  Fractional shares have proportional voting rights.  Shares of the Fund do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of trustees can elect all of the trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees.  As of December 31, 2003, the Fund’s trustees, officers and members of the Advisory Board as a group own 27.93% of the Fund’s equity securities.  Shares will be maintained in open accounts on the books of the transfer agent, and stock certificates representing shares of the Fund will not be issued.

If they deem it advisable and in the best interests of shareholders, the Trustees may create additional funds or series, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares in any such fund or series, which may differ from each other as to expenses and dividends.  If additional funds are created, shares of each fund will be entitled to vote only to the extent required by the 1940 Act or as permitted by the Trustees.  Upon the Trust’s liquidation, all shareholders of a fund would share pro-rata in the net assets of such fund available for distribution to shareholders of that fund, but, as shareholders of such a fund, would not be entitled to share in the distribution of assets belonging to any other fund.

DIVIDENDS

A shareholder will automatically receive all dividend and capital gain distributions in additional full and fractional shares of the Fund unless the shareholder elects to receive such dividends or distributions in cash.  Shareholders will receive a confirmation of each new transaction in their account.  The Fund will confirm all account activity, including the payment of dividend and capital gain distributions and all Fund share transactions.  Shareholders may rely on these statements in lieu of stock certificates.

Dividend or redemption checks sent to a shareholder do not earn interest or any other income during the time the checks remain uncashed.  Neither the Fund nor its affiliates will be liable for any loss caused by a shareholder’s failure to cash such checks.

If dividend checks are returned to the Fund as undeliverable or marked “unable to forward” by the postal service, the Fund will consider this a request by the shareholder to change the dividend option to reinvest all contributions.  The proceeds will be reinvested in additional shares at their net asset value until the Fund receives new instructions.

ADDITIONAL INFORMATION CONCERNING DISTRIBUTIONS AND TAXES

The following includes a summary of selected federal income tax considerations that may affect the Fund and its shareholders and is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions and IRS rulings now in effect, all of which are subject to change. It does not purport to deal with all aspects of U.S. federal income taxation that may be relevant to the Fund and its shareholders and does not discuss the tax consequences that may be relevant to shareholders subject to special rules, such as certain financial institutions, insurance companies and dealers in securities.  Shareholders that are tax-exempt entities generally will not be subject to tax on distributions by the Fund and shareholders who hold their shares through tax-advantaged retirement accounts generally will not be subject to taxation until distributions are made from such accounts.  Because everyone’s tax situation is unique, please be sure to consult your tax professional regarding federal, state, local and foreign tax consequences.

Distributions

Distributions of Net Investment Income.  The Fund receives income generally in the form of dividends and interest on its investments.  This income, less expenses incurred in the operation of the Fund, constitute its net investment income from which dividends may be paid to shareholders.  Any distributions by the Fund from such income will generally be taxable to U.S. shareholders as ordinary income, whether such income is taken in cash or in additional shares unless such dividends are “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains as described below or unless a U.S. shareholder is exempt from taxation or entitled to a tax deferral.  “Qualified dividend income” received by noncorporate shareholders generally is taxed at the same rate as long-term capital gains.  Currently, this maximum rate is set at 15%.  The portion of dividends that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate U.S. shareholders of the Fund.  If the Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for the lower rates on qualified dividends.  Qualified dividend income generally includes dividends from domestic and some foreign corporations.

Distributions of Capital Gains.  The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities.  Distributions derived from net short-term capital gain will be taxable to U.S. shareholders as ordinary income.  Distributions derived from net long-term capital gains realized by the Fund will be taxable to U.S. shareholders as long-term capital gain, regardless of how long the shares have been held.  A net capital loss realized by the Fund for a tax year may be carried over by the Fund to offset capital gain realized by the Fund for eight years following the year of the loss.  Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  If the Fund sells an investment with substantial unrealized gains, those gains will be taxable to you if you own shares at the time the Fund distributes such gains, even though you may not have been a shareholder of the Fund during all or a portion of the period during which the unrealized gains were accumulated.

Information on the Tax Character of Distributions.  The Fund will inform all shareholders of the amount and character of all distributions at the time they are paid and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year.

Taxation of the Fund

Election to be Taxed as a Regulated Investment Company.  The Fund intends to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders.  The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to the shareholders.  In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as ordinary dividend income to the extent of the Fund’s available earnings and profits.

Excise Tax Distribution Requirements.  The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to any ordinary income and capital gain net income not distributed in the prior year) to shareholders by December 31 of each year in order to avoid federal excise taxes.  The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by shareholders as received in December) to avoid federal excise taxes but does not guarantee and can give no assurances that such distributions will be sufficient to eliminate all such taxes.

Capital Loss Carryovers

As of October 31, 2003, the Fund had a capital loss carryover of $2,427,765 for federal income tax purposes.  Any capital loss carryover of the Fund will be applied against capital gains, and the Fund will not make capital gains distributions until the loss has been offset or has expired.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield.  Both total return and yield figures are based on the historical performance of the Fund.

Total Return Information

The following table sets forth the total return on an investment in the Fund for the one-year period ended October 31, 2003, and for the period from the inception of the Fund on February 15, 2000, through October 31, 2003, and the average annual total return for such periods:

Total Returns (periods ended October 31, 2003)

	1 Year	Life of the Fund 1
Legacy Growth Fund
Average Annual Return before Taxes	13.05%	-11.30%
Average Annual Return after Taxes on Distributions	13.05%	-11.30%
Average Annual Return after Taxes on Distributions and Sale of Fund Shares	8.48%	-9.35%

1

Since the inception of the Fund on February 15, 2000.

The foregoing information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results.  The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Comparisons of total returns on a year-to-year basis may facilitate an understanding of how changing market conditions affect the Fund.  The average annual total return permits an investor to identify the overall rate of return achieved by the Fund during a multi-year period without regard to year-to-year variations.

Total Return before Taxes shows the percentage change in the value of an investment in the Fund over the specified periods, assuming (i) a hypothetical investment of $1,000 at the beginning of the period, (ii) reinvestment of all dividends and distributions, (iii) deduction of all applicable charges and expenses and (iv) a complete redemption at the end of the period, without taking into account any federal, state or local income taxes that may be payable by an investor.  The Fund’s Average Annual Total Return before Taxes represents the annual compounded growth rate that would produce the Total Return before Taxes achieved over the applicable period.  For example, an average annual rate of return of 7.18% would produce a cumulative total return of 100% over a period of 10 years.

The Average Annual Return after Taxes on Distributions assumes the reinvestment of all dividends and distributions after payment of taxes on the dividends and distributions.  The Average Annual Return after Taxes on Distributions and Sale of Fund Shares reflects both the effect of taxes on dividends and distributions and any tax on capital gains realized upon sale of the shares.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates based on the character of the distribution (i.e., short-term capital gains, long-term capital gains, qualified dividend income and ordinary income), as in effect from time to time over the measurement period, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to foreign investors who are subject to different taxation rules.

Under the rules of the SEC, the Fund’s Average Annual Total Return must be calculated according to the following formula:

P (1 + T)N = ERV

Where:

P =

a hypothetical initial payment of $1,000

T =

average annual total return

N =

number of years

ERV =

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable periods.

When the period covered by the performance information is less than one year, the return quoted will be the total return rather than average annual total return.  The performance information provided or advertised by the Fund would not reflect any deduction or adjustment for sales or other charges that may be imposed by any investment adviser, financial planner, broker, dealer or other investment professional or through a fund supermarket, retirement plan or other intermediary.

Average Annual Total Return after Taxes on Distributions is calculated according to the following formula:

P (1 + T)N = ATVD

Where:

P =

a hypothetical initial payment of $1,000

T =

average annual total return (after taxes on distributions)

N =

number of years

ATVD  =

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable periods, after taxes on Fund distributions but not after taxes on redemptions.

Average Annual Total Return after Taxes on Distributions and Sale of Fund Shares is calculated according to the following formula:

P (1 + T)N = ATVDR

Where:

P =

a hypothetical initial payment of $1,000

T =

average annual total return (after taxes on distributions)

N =

number of years

ATVDR  =

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable periods, after taxes on Fund distributions and redemptions.

Yield Information

From time to time, the Fund also may advertise a yield figure.  A portfolio’s yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio’s share price.  Under the rules of the SEC, yield must be calculated according to the following formula:

YIELD =

Where:

a =

dividends and interest earned during the period.

b =

expenses accrued for the period (net of reimbursements).

c =

the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =

the maximum offering price per share on the last day of the period.

Yields for the Fund used in advertising are computed by dividing the Fund’s interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a Fund’s offering price at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate.  Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds.  Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations.  In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income.  Capital gains and losses generally are excluded from the calculation.  Income calculated for the purpose of calculating the Fund’s yield differs from income as determined for other accounting purposes.  Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions paid by the Fund over the same period or the rate of income reported in the Fund’s financial statements.

Performance Comparisons

The Fund may compare its total return and average annual total return to the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s 500 Stock Index, Russell indices, the Lipper Large Cap Growth Fund Index and the Value Line Composite Index.  The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to SEI, Lipper Mutual Fund Performance Analysis, Intersect Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be presented from time to time by such analysts as Dow Jones, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index (“CPI”), The Bank Rate Monitor National Index, IBC/Donaghue’s Average/U.S. Government and Agency, or as they appear in various publications including but not limited to The Wall Street Journal, Forbes, Barron’s, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other regional publications.

FINANCIAL STATEMENTS

The financial statements of the Fund contained in its annual Report to shareholders for the fiscal year ended October 31, 2003, including the notes thereto and the report of Ernst & Young LLP, filed with the Securities and Exchange Commission (the “Annual Report”), are incorporated herein by reference.  Such financial statements for the fiscal year ended October 31, 2003, have been audited by Ernst & Young LLP.  The financial statements for the fiscal year ended October 31, 2002 were also audited by Ernst & Young LLP, however, the financial statements for periods were audited by Arthur Andersen LLP.  This Statement of Additional Information does not incorporate any other portion of the Annual Report.

The Fund will provide a copy of the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.  Investors should direct requests to the Fund in writing c/o Ingalls & Snyder LLC, 61 Broadway, New York, NY 10006-2802 or by telephone at 800-221-2598.

PART C.  OTHER INFORMATION

Item 23.  Exhibits

(a)

Certificate of Trust of the Registrant

(1)

Agreement and Declaration of Trust of Registrant dated July 14, 1999.  (Previously filed as Exhibit 23(a)(1) to Pre-Effective Amendment No. 2 on December 27, 1999.)

(2)

Certificate of Trust of Registrant dated July 14, 1999.  (Previously filed as Exhibit 23(a)(2) to the Registration Statement on July 27, 1999.)

(b)

By-Laws of the Registrant.  (Previously filed as Exhibit 23(b) to the Registration Statement on July 27, 1999.)

(c)

Instruments Defining Rights of Security Holders

(1)

Agreement and Declaration of Trust.  (Previously filed as Exhibit 23(a)(1) to Pre-Effective Amendment No. 2 on December 27, 1999.)

(2)

Certificate of Trust.  (Previously filed as Exhibit 23(a)(2) to the Registration Statement on July 27, 1999.)

(3)

By-Laws of Registrant.  (Previously filed as Exhibit 23(b) to the Registration Statement on July 27,1999.)

(d)

Investment Advisory Agreement between the Registrant and Ingalls & Snyder, LLC.  (Previously filed as Exhibit 23(d) to Pre-Effective Amendment No. 2 on December 27, 1999.)

(e)

Distribution Agreement between the Registrant and Ingalls & Snyder, LLC.  (Previously filed as Exhibit 23(e) to Pre-Effective Amendment No. 2 on December 27, 1999.)

(f)

Not Applicable

(g)

Custodian Servicing Agreement between the Registrant and U.S. Bank, N.A. (formerly known as Firstar Bank Milwaukee, N.A.).  (Previously filed as Exhibit 23(g)(1) to Pre-Effective Amendment No. 2 on December 27, 1999.)

(h)

Other Material Contracts

(1)

Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services (formerly known as Firstar Mutual Fund Services, LLC).  (Previously filed as Exhibit 23(h)(1) to Pre-Effective Amendment No. 2 on December 27, 1999.)

(2)

Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services (formerly known as Firstar Mutual Fund Services, LLC).  (Previously filed as Exhibit 23(h)(2) to Pre-Effective Amendment No. 2 on December 27, 1999.)

(3)

Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services (formerly known as Firstar Mutual Fund Services, LLC).  (Previously filed as Exhibit 23(h)(3) to Pre-Effective Amendment No. 2 on December 27, 1999.)

(i)

Legal Opinion and Consent of Godfrey & Kahn, S.C.

(j)

Consent of independent auditors

(k)

Not Applicable

(l)

Initial Capital Agreement.  (Previously filed as Exhibit 23(l) to Pre-Effective Amendment No. 3 on February 3, 2000.)

(m)

Distribution Plan.  (Previously filed as Exhibit 23(m) to Pre-Effective Amendment No. 2 on December 27, 1999.)

(n)

Not Applicable

(o)

Not Applicable

(p)

Code of Ethics.  (Previously filed as Exhibit 23(p) to Post-Effective Amendment No. 2 on February 3, 2000.)

Item 24.  Persons Controlled by or under Common Control with the Fund

As of January, 2004 the Fund’s Trustees, officers and members of the Advisory Board as a group owned 27.93% of Fund’s equity securities.

Thomas O. Boucher, Jr. and Robert L. Gipson, who are a Managing Director and a Senior Director, respectively, of Ingalls & Snyder are general partners of Ingalls & Snyder Value Partners, L.P. (“Value Partners”).  Value Partners is a private investment fund organized as a New York limited partnership for which Ingalls & Snyder acts as investment adviser.  Ingalls & Snyder, LLC is a member of I&S Technology Capital, L.L.C., and of Underhill Capital, L.L.C., the general partners of I&S Technology Partners, L.P. and Underhill Partners, L.P., respectively, which are private investment partnerships organized in the State of New York that invest in a variety of securities.

Item 25.  Indemnification

Reference is made to Section 7.02 of the Registrant’s Agreement and Declaration of Trust, which provides that, subject to the provisions of the Fund’s Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust, except that the Trust is not obligated to indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article VI of the Fund’s Bylaws provide that the Trust is obligated to indemnify the Trustees and officers of the Trust if the Trustee or officer was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such the Trustee or officer is or was a Trustee or officer of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that the Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity, that his conduct was in the Trust’s best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

In the case of actions by or in the right of the Trust, the Trust is obligated to indemnify any Trustee or officers who was or is a party or is threatened to be made a party to any such proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that that person is or was a Trustee or officer of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if the Trustee or officer acted in good faith, in a manner that he believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

There is no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Trust.  Indemnification may not be made:

(i)

In respect of any proceeding as to which the Trustee or officer shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(ii)

In respect of any proceeding as to which that person shall have been adjudged to be liable in the performance of that person’s duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

(iii)

Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the indemnification is approved based on a determination that indemnification of the Trustee or officer is proper in the circumstances because the Trustee or officer has met the applicable standard of conduct and is not prohibited from indemnification because of the disabling conduct described above, by:

(A)

a majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust;

(B)

a written opinion by an independent legal counsel; or

(C)

the shareholders.

To the extent that a Trustee or officer has been successful, on the merits or otherwise, in the defense of any proceeding before the court or other body before whom the proceeding was brought, the Trustee or officer shall be indemnified against expenses actually and reasonably incurred by the Trustee or officer in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the Trustee or officer was not liable by reason of the disabling conduct described above.

Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding if (a) receipt of a written affirmation by the Trustee or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of the Trustee or officer to repay the amount of the advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

The Trust intends to purchase and maintain insurance which will insure Trustees and officers of the Trust against any liability asserted against or incurred by the Trustee or officer in such capacity or arising out of the Trustee’s or officer’s status as such to the fullest extent permitted by law.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Trust has been advised that in the opinion of the Securities and Exchange Commission, indemnification by the Trust of its Trustees and officers against liabilities arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their respective offices is against public policy and, therefore, unenforceable.  In the event that any questions arise as to the lawfulness of indemnification under the Investment Company Act of 1940 or the advancement of legal fees or other expenses incurred by its officers and Trustees, the Trust will not advance such expenses or provide such indemnification unless there has been a determination by a court, by a vote of a majority of a quorum consisting of disinterested, non-party directors, or by independent legal counsel in a written opinion or by other reasonable and fair means that such indemnification or advancement would not violate Section 17 of the Investment Company Act of 1940 and the rules and regulations thereunder.

In addition, the Trust has entered into a Directors and Officers Liability Insurance Policy, which insures against loss that any Trustees or officers of the Trust are obligated to pay by reason of claims based on actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted or any matter claimed against them solely by reason of their being Trustees or officers.  The policy does not protect or purport to protect any Trustee or officer against any loss arising from fines or penalties imposed by law or matters which may be deemed uninsurable under the law.  The Trust has also entered into an Errors & Omissions Liability Insurance, which provides coverage to past, present and future Trustees.

Item 26. Business and Other Connections of Investment Adviser

The name and address of each managing director, officer and partner of Ingalls & Snyder, LLC, together with their positions with Ingalls & Snyder, their positions, if any, with the Fund and their other business connections for the past two years are set forth below.

Name and Principal Business Address	Positions and Offices with Ingalls & Snyder, LLC	Positions and Offices with Fund	Business and Other Connections
Lawton Storrs Lamb Ingalls & Snyder, LLC 61 Broadway New York, New York 10006-2802	Managing Director	None	None
William Reed Simmons Ingalls & Snyder, LLC 61 Broadway New York, New York 10006-2802	Managing Director	None	None
Edward H. Oberst Ingalls & Snyder, LLC 61 Broadway New York, New York 10006-2802	Managing Director	None	None
Thomas O. Boucher, Jr. Ingalls & Snyder, LLC 61 Broadway New York, New York 10006-2802	Managing Director	Trustee	General Partner of Ingalls & Snyder Value Partners, L.P. 61 Broadway New York, New York 10006-2802
John Joseph Dougherty Ingalls & Snyder, LLC 61 Broadway New York, New York 10006-2802	Managing Director	None	None
Robert E. Belknap Ingalls & Snyder, LLC 61 Broadway New York, New York 10006-2802	Managing Director	President and portfolio manager	None
Christopher R. Siege Ingalls & Snyder, LLC 61 Broadway New York, New York 10006-2802	Managing Director	None	None
Thomas P. DiTosto Ingalls & Snyder, LLC 61 Broadway New York, New York 10006-2802	Managing Director	None	None
H. Shepard Boone Ingalls & Snyder, LLC 61 Broadway New York, New York 10006-2802	Managing Director	None	None

Item 27.  Principal Underwriters

(a)

Not Applicable.

(b)

Please see Item 26.

(c)

Not applicable.

Item 28.  Location of Accounts and Records

The books and other documents required to be maintained pursuant to Rule 31a-1(b) (4) and (b) (10) are in the physical possession of the Fund’s Investment Adviser, Ingalls & Snyder LLC, 61 Broadway, New York, New York, 10006-2802; accounts, books and other documents required by Rule 31a-1(b) (5) through (7) and (b) (11) and Rule 31a-1(f) are in the physical possession of Ingalls & Snyder LLC, 61 Broadway, New York, New York, 10006-2802; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, and U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202.

Item 29.  Management Services

Not Applicable.

Item 30.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement or amendment under Rule 485(b) under the Securities Act and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on February 27, 2004.

THE LEGACY FUNDS, INC.

By:

/s/ Robert E. Belknap

Robert E. Belknap

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Robert E. Belknap (Robert E. Belknap)	President (Principal Executive Officer)	February 27, 2004
/s/ Elizabeth Larson (Elizabeth A. Larson)	Treasurer (Principal Financial Officer)	February 27, 2004
/s/ Thomas O. Boucher Jr. (Thomas O. Boucher Jr.)	Trustee	February 27, 2004
/s/ Barnabas B. B. Breed (Barnabas B. B. Breed)	Chairman of the Board of Trustees and Trustee	February 27, 2004
/s/ William J. McDonough (William J. McDonough)	Trustee	February 25, 2004